Form 8-K - CURRENT REPORT

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) March 16, 2001

                     INVESTORS FIRST-STAGED EQUITY, L.P.
            (Exact name of registrant as specified in its charter)


            Delaware                  0-14470                 36-3310965
      (State or other jurisdiction  (Commission            (I.R.S. Employer
            incorporation)          File Number)        Identification Number)


                                55 Beattie Place
                              Post Office Box 1089
                       Greenville, South Carolina 29602
                   (Address of principal executive offices)


                         (Registrant's telephone number)
                                 (864) 239-1000

                                       N/A
        (Former name or former address, if changed since last report)

Item 2.     Acquisition or Disposition of Assets.

The Registrant sold its last remaining investment property, Rivercrest Apartments, located in Sacramento, California on March 16, 2001. Rivercrest Apartments was sold to Flanaganfowler Partners, LLC, an unrelated party, for $18,000,000.

Rivercrest Apartments was the sole remaining property in Investors First-Staged Equity, L.P. Partnership. The Partnership filed its 10-KSB for the year ending December 31, 2000 on the liquidation basis of accounting. The General Partner is currently evaluating the cash requirements of the Partnership and anticipates distributing proceeds from this sale and any excess funds not required to dissolve the Partnership during the second quarter of 2001. It is anticipated that a Form 15 will be filed during the second quarter of 2001.

Item 7.     Financial Statements and Exhibits

(b)   Pro forma financial information.

As this was the sole remaining property of the Partnership the required pro forma financial information will not be provided as there is no comparable information.

(c)   Exhibits

10.9 Purchase and Sale Agreement between Registrant and Flanaganfowler Partners, LLC effective March 16, 2001.

10.10       Amendments to Purchase and Sale Agreement.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 INVESTORS FIRST-STAGED EQUITY L.P.

                                By: Maeril, Inc.
                                    Its General Partner

                                By: /s/Patrick J. Foye
                                    Patrick J. Foye
                                    Executive Vice President

                               Date: April 2, 2001

                                                                    Exhibit 10.9



                           PURCHASE AND SALE CONTRACT

                                     BETWEEN



                             AIMCO/RIVERCREST, L.P.,

                         a Delaware limited partnership






                                    AS SELLER





                                       AND



                  CSA INVESTMENTS III, LIMITED PARTNERSHIP,

                           a Texas limited partnership





                                  AS PURCHASER

                           PURCHASE AND SALE CONTRACT

      THIS PURCHASE AND SALE CONTRACT ("Purchase Contract" or the "Agreement") is entered into as of the _____day of September, 2000 (the "Effective Date") by and between AIMCO/RIVERCREST, L.P., a Delaware limited partnership, having a principal address at 2000 South Colorado Boulevard, Tower Two, Suite 2-1000, Denver, Colorado 80222 ("Seller") and CSA INVESTMENTS III, LIMITED PARTNERSHIP, a Texas limited partnership, having a principal address at 8012 Bee Cave Road, Suite 300, Austin, Texas 78746 ("Purchaser").

      NOW, THEREFORE WITNESSETH: That for and in consideration of mutual covenants and agreements hereinafter set forth, Seller and Purchaser hereby agree as follows:

                                    RECITALS

      R-1. Seller holds legal title to the real estate located in Pima County, Arizona, as more particularly described in Exhibit A attached hereto and made a part hereof. Improvements have been constructed on the property described in this Recital.

      R-2. Purchaser desires to purchase and Seller has agreed to sell such land, improvements and certain associated property, defined below as the "Property" on the terms and conditions set forth below, (which terms and conditions shall control in the event of any conflict with these Recitals), such that on the Closing Date (as hereinafter defined) the Property will be conveyed by special warranty deed to Purchaser.

      R-3. Purchaser has agreed to pay to Seller the Purchase Price for the Property, and Seller has agreed to sell the Property to Purchaser, on the terms and conditions set forth below.

      R-4. Purchaser intends to make investigations regarding the Property, and Purchaser's intended uses of each of the Property as Purchaser deems necessary and desirable.
ARTICLE 1
                                  DEFINED TERMS
1.1 Unless otherwise defined herein, terms with initial capital letters in this Purchase Contract shall have the meanings set forth in this ARTICLE 1 below.
1.1.1  "Business  Day" means any day other than a Saturday  or Sunday or Federal holiday or legal holiday in the State of Arizona. 1.1.2 "Closing" means the consummation of the purchase and sale and related transactions contemplated by this Purchase Contract in accordance with the terms and conditions of this Purchase Contract.
1.1.3 "Closing Date" means the date on which date the Closing of the conveyance of the Property is required to be held under the terms and conditions of this Purchase Contract and on which date full payment of the Purchase Price for the Property shall have been paid to and received by Seller in immediately available U.S. funds.
1.1.4 "Excluded Permits" means those Permits which, under applicable law, are nontransferable and such other Permits as may be designated as Excluded Permits on Exhibit 1.1.4, if any, attached hereto.
1.1.5 Intentionally Omitted.
1.1.6 "Fixtures and Tangible Personal Property" means all fixtures, furniture, furnishings, fittings, equipment, machinery, computers (to the extent located on the Property and owned by Seller), fax machines (to the extent located on the Property and owned by Seller), copiers (to the extent located on the Property and owned by Seller), apparatus, appliances and other articles of tangible personal property now located on the Land or in the Improvements as of the date of this Purchase Contract and used or usable in connection with any present or future occupation or operation of all or any part of the Property. The term "Fixtures and Tangible Personal Property" does not include (i) equipment leased by Seller and the interest of Seller in any equipment provided to the Property for use, but not owned or leased, by Seller, if any, or (ii) any computer hardware and software furnished to Seller by Buyers Access, or (iii) property owned or leased by Tenants and guests, employees or other persons furnishing goods or services to the Property, or (iv) property and equipment owned by Seller, which in the ordinary course of business of the Property is not used exclusively for the business, operation or management of the Property or (v) the property and equipment, if any, expressly identified in Exhibit 1.1.6. 1.1.7 "Improvements" means all buildings and improvements, located on the Land taken "as is".
1.1.8 "Land" means all of those certain tracts of land located in the State of Arizona described on Exhibit "A" attached hereto, and all rights, privileges and appurtenances pertaining thereto.
1.1.9 "Lease(s)" means the interest of Seller in and to all leases, subleases and other occupancy agreements, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property and which are in force as of the Effective Date for the applicable Property. 1.1.10 "Miscellaneous Property Assets" means all contract rights, leases, concessions, warranties, plans, drawings and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, excluding, however, (i) receivables, (ii) Property Contracts, (iii) Leases, (iv) Permits, (v) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit, (vi) refunds, rebates or other claims, or any interest thereon, for periods or events occurring prior to the Closing Date, (vii) utility and similar deposits, or (viii) insurance or other prepaid items or (ix) Seller's proprietary books and records, except to the extent that Seller receives a credit on the closing statement for any such item. The term "Miscellaneous Property Assets shall also include the following, but only to the extent owned by Seller and in Seller's possession: site plans, surveys, soil and substrata studies, architectural renderings, plans and specifications, engineering plans and studies, floor plans, tenant data sheets, landscape plans and other plans or studies of any kind, if any, which relate to the Land and or the Improvements or the Fixtures and Tangible Personal Property. The term "Miscellaneous Property Assets" shall also include all of Seller's rights, if any, in and to the name "Rivercrest Apartments".
1.1.11 "Permits" means all licenses and permits granted by governmental authorities having jurisdiction over the Property in respect of the matter to which the applicable license or permit applies and owned by Seller and used in or relating to the ownership, occupancy or operation of the Property or any part thereof not subject to a Lease.
1.1.12 "Permitted Exceptions" means those exceptions or conditions permitted to encumber the title to the Property in accordance with the provisions of Section 6.2.
1.1.13 "Property" means the Land and Improvements and all rights of Seller relating to the Land and the Improvements, including without limitation, any rights, title and interest of Seller, if any, in and to (i) any strips and gores adjacent to the Land and any land lying in the bed of any street, road, or avenue opened or proposed, in front of or adjoining the Land, to the center line thereof; (ii) any unpaid award for any taking by condemnation or any damage to the Property by reason of a change of grade of any street or highway; (iii) all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Property; together with all Fixtures and Tangible Personal Property, the right, if any and only to the extent transferable, of Seller in and to Property Contracts and Leases, Permits other than Excluded Permits and the Miscellaneous Property Assets owned by Seller which are located on the Property and used in its operation.
1.1.14 "Property Contracts" means all purchase orders, maintenance, service, or utility contracts and similar contracts, which relate to the ownership, maintenance, construction or repair and/or operation of the Property and which are not cancelable on 90 days' or shorter Notice, except Leases.
1.1.15 "Purchase Contract" means this Purchase and Sale Contract by and between Seller and Purchaser.
1.1.16 "Purchase Price" means the total consideration to be paid by Purchaser to Seller for the purchase of the Property.
1.1.17      "Survey" shall have the meaning ascribed thereto in Section 6.7.
1.1.18 "Tenant" means any person or entity entitled to occupy any portion of the Property under a Lease.
1.1.19 "Title Commitment" or "Title Commitments" shall have the meaning ascribed thereto in Section 6.1.
1.1.20      "Title Insurer" shall have the meaning set forth in Section 6.1.
ARTICLE 2
                          PURCHASE AND SALE OF PROPERTY
2.1 Seller agrees to sell and convey the Property to Purchaser and Purchaser agrees to purchase the Property from Seller, in accordance with the terms and conditions set forth in this Purchase Contract.
ARTICLE 3
                            PURCHASE PRICE & DEPOSIT
3.1 The total purchase price ("Purchase Price") for the Property shall be Six Million One Hundred Forty Thousand and No/100 Dollars ($6,140,000.00), which shall be paid by Purchaser, as follows:
3.1.1 On the date hereof, Purchaser shall deliver to Fidelity National Title Company, 700 Louisiana, Suite 2600, Houston, Texas, 77002 Attn: Ms. Lolly Avant, Facsimile No. (713) 228-9180 ("Escrow Agent" or the "Title Insurer") a deposit in the sum of One Hundred Thousand and No/100 Dollars ($100,000.00), in cash, (such sum being hereinafter referred to and held as the "Initial Deposit"). Purchaser shall also deliver a quitclaim deed to the Escrow Agent in the form attached as Exhibit 3.1.1. Purchaser and Seller each approve the form of Escrow Agreement attached as Exhibit B.
3.1.2 The Escrow Agent shall hold the Deposit (as hereinafter defined) and make delivery of the Deposit to the party entitled thereto under the terms hereof. Escrow Agent shall invest the Deposit in such short-term, high-grade securities, interest-bearing bank accounts, money market funds or accounts, bank certificates of deposit or bank repurchase agreements as Escrow Agent, in its discretion, deems suitable, (provided that Escrow Agent shall invest the Deposit as jointly directed by Seller and Purchaser should Seller and Purchaser each in their respective sole discretion determine to issue such joint investment instructions to the Escrow Agent) and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit, as set forth below.
3.1.3 If Purchaser shall exercise Purchaser's Extension Option (as hereinafter defined) to extend the Closing (as hereinafter defined), Purchaser shall deliver to Escrow Agent at or before 5:00 p.m. Pacific Standard Time on the date the
Extension Notice (as hereinafter defined) is delivered to Seller and Escrow Agent, the additional sum of Fifty Thousand Dollars ($50,000.00) (which sum shall hereinafter be referred to as the "Extension Option Deposit"). The Extension Option Deposit shall be non-refundable when paid except in the event the sale of the Property is not consummated due to a default by Seller and/or the failure of any condition specified in Section 9.1, and shall, at the option of Purchaser, be applied toward the Purchase Price at the Closing. As used herein, the term "Deposit" shall mean collectively the Initial Deposit and the Extension Option Deposit (to the extent delivered to Escrow Agent).
3.1.4 If the sale of the Property is closed by the date fixed therefor (or any extension date provided for herein), monies held as the Deposit (to the extent then paid) shall, at the option of Purchaser, be applied to the Purchase Price on the Closing Date. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of satisfaction of a condition precedent to Purchaser's obligations, the Deposit (to the extent then paid) shall be returned and refunded to Purchaser, and neither party shall have any further liability hereunder, subject to and except for Purchaser's liability under Section 5.3. 3.1.5 If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Seller, Purchaser shall be entitled to the remedies set forth in ARTICLE 12 hereof. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser, the Deposit (to the extent then paid) shall be forfeited by Purchaser and the sum thereof shall go to Seller forthwith as liquidated damages for the lost opportunity costs and transaction expenses incurred by Seller, as more fully set forth in ARTICLE 12 below.
ARTICLE 4
                                    FINANCING
4.1 Purchaser's ability to obtain any necessary third-party financing for this transaction shall not be a contingency to the Closing.
ARTICLE 5
                               FEASIBILITY PERIOD
5.1 Subject to the terms of Section 5.3 below, for thirty (30) calendar days following Purchaser's receipt of the Materials (as hereinafter defined), but in no event later than forty-five (45) days after the Effective Date (the
"Feasibility Period"), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees ("Consultants") shall have the right from time to time to enter onto the Property:
5.1.1 To conduct and make any and all customary studies, tests, examinations and inspections, or investigations of or concerning the Property (including without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys).
5.1.2 To confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Property. 5.1.3 To ascertain and confirm the suitability of the Property for Purchaser's intended use of the Property.
5.1.4 To review all Materials (as hereinafter defined) other than Seller's proprietary information, including, Materials held by the Property Manager and the Regional Property Manager (as defined in Section 8.1.4 of this Purchase Contract).
5.2 Purchaser shall have the right to terminate this Purchase Contract for any reason, or no reason, by giving written Notice to Seller and Escrow Agent on or before 5:00 p.m. EST on the date of expiration of the Feasibility Period. If Purchaser exercises such right to terminate, this Purchase Contract shall terminate and be of no further force and effect, subject to and except for Purchaser's liability under Section 5.3, and Escrow Agent shall forthwith deliver the Quitclaim Deed of all of Purchaser's right and interest in the Property to Seller, and then promptly return the Deposit to Purchaser. If Purchaser fails to provide Seller with written Notice of cancellation prior to the end of the Feasibility Period in strict accordance with the Notice provisions of this Purchase Contract, this Purchase Contract shall remain in full force and effect and Purchaser's obligation to purchase the Property shall be non-contingent and unconditional except only for satisfaction of the conditions expressly stated in this ARTICLE 5 and in ARTICLE 9.
5.3 Purchaser shall indemnify and hold Seller harmless for any actions taken by Purchaser and its Consultants on the Property. Purchaser shall indemnify, defend (with attorneys selected by Seller) and hold Seller harmless from any and all claims, damages, costs and liability which may arise due to such entries, surveys, tests, investigations and the like. Seller shall have the right, without limitation, to disapprove any and all entries, surveys, tests, investigations and the like that in their reasonable judgment could result in any injury to the Property or breach of any agreement, or expose Seller to any liability, costs, liens or violations of applicable law, or otherwise adversely affect the Property or Seller's interest therein. No consent by the Seller to any such activity shall be deemed to constitute a waiver by Seller or assumption of liability or risk by Seller. Purchaser hereby agrees to restore the Property to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this ARTICLE 5 at Purchaser's sole cost and expense. Purchaser shall maintain casualty insurance and comprehensive public liability insurance with coverages of not less than $1,000,000.00 for injury or death to any one person and $3,000,000.00 for injury or death to more than one person and $500,000.00 with respect to property damage, by water or otherwise. The provisions of this Section shall survive the Closing or termination of this Purchase Contract.
5.4 Purchaser shall not permit any mechanic's or materialmen's liens or any other liens to attach to the Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any studies or tests conducted by or for Purchaser. Purchaser shall give notice to Seller a reasonable time prior to entry onto the Property, shall deliver proof of insurance coverage required above to Seller and shall permit Seller to have a representative present during all investigations and inspections conducted with respect to the Property. Purchaser shall take all reasonable actions and implement all protections necessary to ensure that all actions taken in connection with the investigations and inspections of the Property, and all equipment, materials and substances generated, used or brought onto the Property pose no material threat to the safety of persons or the environment and cause no damage to the Property or other property of Seller or other persons. All information made available by Seller to Purchaser in accordance with this Purchase Contract or obtained by Purchaser in the course of its investigations shall be treated as confidential information by Purchaser, and, prior to the purchase of the Property by Purchaser, Purchaser shall use its best efforts to prevent its Consultants, agents and employees from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Purchase Contract, including Purchaser's attorneys and representatives, prospective lenders and engineers.
5.5 Seller shall deliver to Purchaser within ten (10) calendar days from the Effective Date copies of all tenant leases and lease proposals, Property Contracts, any engineering studies, any existing Survey, site plan, operating statements and other financial statements on the Property for the past two (2) years, copies of utility bills for the past year, records relating to repairs and maintenance, copies of any valorem tax bills for the past two (2) years, copies of any and all licenses and permits, a list of all Tangible Personal Property, and other materials (the "Materials") to the extent in Seller's possession or control relating to the ownership, operation, maintenance, or management of the Property (other than proprietary information of Seller). If the sale of the Property is not closed by the date fixed therefor, Purchaser shall, within five (5) Business Days, return all such Materials to Seller.
ARTICLE 6
                                      TITLE
6.1 At its sole cost and expense, Seller shall promptly obtain from Fidelity National Title Insurance Company (the "Title Insurer") a preliminary title report or commitment (the "Title Commitment") to issue an ALTA Standard Owner's Policy of Title Insurance (the "Title Policy") insuring Purchaser's title to the Property to be good and indefeasible in the amount of the Purchase Price, subject only to the Permitted Exceptions (described below). Purchaser shall be responsible for the cost of any ALTA extended coverage on the Title Policy. A copy of the Title Commitment and the documents of record reflected therein and Seller's existing survey, if available, shall be furnished to the Purchaser and attorney for Seller. On or before the expiration of the Feasibility Period, Purchaser shall give written notice (the "Objection Notice") to the attorneys for Seller of any conditions of title which Purchaser is not obligated to take the Property subject to pursuant to the provisions of this Agreement (the
"Objections") separately specifying and setting forth each of such Objections. Seller shall be entitled to reasonable adjournments of the Closing Date to cure the Objections. If Purchaser gives Seller an Objection Notice within the period set forth above, then all matters disclosed on the Title Commitment which are not objected to in such Objection Notice shall be deemed to be Permitted Exceptions. If Purchaser fails to give Seller an Objection Notice within the period set forth above, then all matters disclosed on the Title Commitment shall be deemed to be Permitted Exceptions.
6.2 If Seller gives Purchaser written notice (the "Response  Notice") within ten
(10) days after Seller's receipt of the Objection Notice, that Seller is unable or unwilling to convey title to the Property as required by this Purchase Agreement, Purchaser may, as its exclusive remedy, elect by written notice given to Seller within five (5) days after the Response Notice is given, either (a) to accept such title as Seller is able to convey without any reduction or abatement of the Purchase Price, or (b) to terminate this Purchase Contract in which event the Deposit shall be returned to Purchaser. If Purchaser fails to give notice of its election to terminate this Agreement within such five (5) day period, Purchaser shall be deemed to have waived said objections and to have elected to proceed to close the transactions contemplated by this Purchase Contract.
6.3 The existence of liens or encumbrances other than the Permitted Exceptions or those which are permitted by this Purchase Contract shall be deemed to be Permitted Exceptions if the Title Insurer will insure Purchaser's title clear of the matter or will insure against the enforcement of such matter out of the Property. Unpaid liens for real estate and personal property taxes for years prior to the fiscal year in which the Closing Date occurs and any other matter which Seller is obligated to pay and discharge at the Closing shall not be deemed objections to title, but the amount thereof chargeable to Seller, plus interest and penalties thereon, if any, shall be deducted from the Purchase Price on the Closing Date and paid to the Title Insurer for the payment of such matters.
6.4 Notwithstanding the foregoing, any deeds of trust and/or mortgages (including any and all mortgages which secure that certain loan on the Property in the original principal amount of $2,874,703.00 made by GMAC Commercial Mortgage Corporation) against the Property (collectively, "Liens") shall be deemed objectionable exceptions, whether Purchaser gives written notice of such or not, and shall be paid off, satisfied, discharged and/or cured by Seller at or before Closing, the same being a material obligation of Seller under this Purchase Contract.
6.5   Intentionally Deleted.
6.6 Seller covenants that it will not voluntarily create or cause any lien or encumbrance to attach to the Property between the date of this Purchase Contract and the Closing Date (other than Leases and Property Contracts in the ordinary course of business); any such monetary lien or encumbrance so attaching by voluntary act of Seller (hereinafter, a "Voluntary Intervening Lien") shall be discharged by the Seller at or prior to Closing on the Closing Date or any postponed Closing Date. Except as expressly provided above, Seller shall not be required to undertake efforts to remove any other lien, encumbrance, security interest, exception, objection or other matter, to make any expenditure of money or institute litigation or any other judicial or administrative proceeding and Seller may elect not to discharge the same; provided, however, if any lien or encumbrance (other than a Voluntary Intervening Lien) attaches to the Property between the date of this Purchase Contract and the Closing Date, Seller shall be required to satisfy or discharge said lien or encumbrance at or prior to the Closing, provided that Seller shall not be required to expend more than $30,000 in connection with such satisfaction or discharge. If the amount required to satisfy or discharge such lien or encumbrance exceeds $30,000, Purchaser shall have the option of either (a) paying the excess amount over $30,000 required to satisfy or discharge such lien, and proceeding to the Closing, or (b) terminating this Purchase Contract, in which case, the Deposit shall be returned and refunded to Purchaser and neither party shall have any further liability hereunder, subject to and except for Purchaser's liability under Section 5.3 of this Purchase Contract. Seller shall have no option to terminate this Purchase Contract if Purchaser has elected to pay the amount in excess of $30,000 to satisfy or discharge such lien or encumbrance. 6.7 Purchaser at Purchaser's sole cost and expense, may cause to be prepared a survey for the Property ("Survey") to be delivered to Purchaser and Seller within the Feasibility Period. Purchaser at Purchaser's sole cost and expense may cause to be prepared an update of the existing Survey. The Survey (i) shall be prepared in accordance with and shall comply with the minimum requirements of the ALTA; (ii) shall be in a form, and shall be certified as of a date satisfactory to Title Insurer to enable Title Insurer to delete standard survey exceptions from the title insurance policy to be issued pursuant to the Title Commitments, except for any Permitted Exceptions; (iii) shall specifically show all improvements, recorded easements to the extent locatable, set back lines, and such other matters shown as exceptions by the Title Commitments; (iv) shall specifically show the right of way for all adjacent public streets; (v) shall specifically disclose whether (and, if so, what part of) any of the Property is in an area designated as requiring flood insurance under applicable federal laws regulating lenders; (vi) shall contain a perimeter legal description of the Property which may be used in the special warranty deed; (vii) shall be certified to Purchaser, Purchaser's lender, Seller and Title Insurer as being true and correct; and (viii) shall certify that the legal description set forth therein describes the same, and comprises all of, the real estate comprising the Property to be purchased by
Purchaser pursuant to the terms of this Purchase Contract. In the event the perimeter legal description of the Property contained in the Survey differs from that contained in the deed or deeds by which Seller took title to the Property, the latter description shall be used in the special warranty deed delivered to Purchaser at Closing, and the Survey legal shall be used in a quitclaim deed to the Property which also shall be delivered to Purchaser at Closing. Purchaser, at Purchaser's sole cost and expense, may also cause to be prepared an environmental report for the Property ("Environmental Report").
6.7.1 Should such Survey disclose conditions that give rise to a title exception other than a Permitted Exception, Purchaser shall have the right to object thereto within the Feasibility Period in accordance with the procedures set forth in Section 6.1 above.
6.7.2 Purchaser agrees to make payment in full of all costs of obtaining the Survey.
ARTICLE 7
                                     CLOSING
7.1 Dates,  Places Of Closing,  Prorations,  Delinquent  Rent and Closing Costs.
7.1.1 The Closing shall occur on the second to the last Business Day before the end of the calendar month immediately following forty-five (45) calendar days after the expiration of the Feasibility Period. The Closing shall take place through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means. Notwithstanding the foregoing, Purchaser shall have the option of setting the Closing Date to a date other than the second to the last Business Day before the end of the calendar month on the condition that Purchaser shall reimburse Seller at Closing for any additional costs or expenses incurred as a result thereof (e.g. additional interest charged).
7.1.2 The original Closing Date may be extended at the option of Purchaser ("Purchaser's Extension Option") to a date not later than thirty (30) calendar days following the original Closing Date specified above upon the satisfaction of, and subject to, the following conditions: (i) concurrently with the delivery of the Extension Notice (defined below), Purchaser shall deliver to Escrow Agent the Extension Option Deposit; (ii) Purchaser shall not have breached any of its obligations hereunder; and (iii) all of Purchaser's representations and warranties contained in Section 8.2 hereof shall be true and correct as of the date on which Purchaser notifies Seller and Escrow Agent of Purchaser's exercise of Purchaser's Extension Option. Purchaser's Extension Option shall be exercised, if at all, by prior written notice to Seller and Escrow Agent ("Purchaser's Extension Notice"), received no later than five (5) Business Days prior to the expiration of the original scheduled Closing Date. The Closing Date may be extended without penalty at the option of Seller ("Seller's Extension Option") to a date not later than thirty (30) days following the Closing Date specified above to satisfy a condition to be satisfied by Seller, or such later date as is mutually acceptable to Seller and Purchaser; provided, however, that Seller must provide prior written notice to Purchaser and Escrow Agent ("Seller's Extension Notice") of Seller's intent to exercise Seller's Extension Option, received no later than five (5) Business Days prior to the expiration of the original scheduled Closing Date.
7.1.3 All normal and customarily proratable items, including, without limitation, Rents (as defined below), operating expenses, personal property taxes, other operating expenses and fees, shall be prorated as of the Closing Date, Seller being charged or credited, as appropriate, for all of same attributable to the period up to the Closing Date (and credited for any amounts paid by Seller attributable to the period on or after the Closing Date, if assumed by Purchaser) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after the Closing Date. All unapplied refundable deposits under Tenant leases, if any, shall be transferred by Seller to Purchaser at the Closing and any non-refundable deposits shall be retained by Seller without credit to Purchaser. Purchaser shall assume at Closing the obligations under the Property Contracts assumed by Purchaser, provided that any payments under the Property Contracts have been prorated, unless Purchaser notifies Seller in writing on or before the expiration of the Feasibility Period describing (a) the Property Contracts which Purchaser requests that Seller terminate on or before the Closing Date, to the extent terminable without penalty and (b) the Property Contracts which Purchaser intends to assume at Closing. Any real estate ad valorem or similar taxes for the Property, or any installment of assessments payable in installments which installment is payable in the calendar year of Closing, shall be prorated to the date of Closing, based upon actual days involved. The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures for the year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of the Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding year. The provisions of this Section 7.1.3 shall apply during the Proration Period (as defined below). Rents and all related charges shall be prorated based on actual collections as of the Closing Date.
7.1.4 If any of the items subject to proration hereunder cannot be prorated at the Closing because the information necessary to compute such proration is unavailable, or if any errors or omissions in computing prorations at the Closing are discovered subsequent to the Closing, then such item shall be reapportioned and such errors and omissions corrected as soon as practicable after the Closing Date and the proper party reimbursed, which obligation shall survive the Closing for a period (the "Proration Period") from the Closing Date until one (1) year after the Closing Date. Neither party hereto shall have the right to require a recomputation of a Closing proration or a correction of an error or omission in a Closing proration unless within the Proration Period one of the parties hereto (i) has obtained the previously unavailable information or has discovered the error or omission, and (ii) has given Notice thereof to the other party together with a copy of its good faith recomputation of the proration and copies of all substantiating information used in such recomputation. The failure of a party to obtain any previously unavailable information or discover an error or omission with respect to an item subject to proration hereunder and to give Notice thereof as provided above within the Proration Period shall be deemed a waiver of its right to cause a recomputation or a correction of an error or omission with respect to such item after the Closing Date.
7.1.5 If on the Closing Date any Tenant is in arrears in any Rent payment under any Tenant lease (the "Delinquent Rent"), any Delinquent Rent received by Purchaser and Seller from such Tenant after the Closing shall be applied to amounts due and payable by such Tenant during the following periods in the following order of priority: (i) first, to the period of time after the Closing Date, and (ii) second, to the period of time before the Closing Date. If Delinquent Rent or any portion thereof received by Seller or Purchaser after the Closing are due and payable to the other party by reason of this allocation, the appropriate sum, less a proportionate share of any reasonable attorneys' fees and costs and expenses expended in connection with the collection thereof, shall be promptly paid to the other party. Any monies received by Seller after closing shall be forwarded to Purchaser for disbursement in accordance with the order of payment provided herein above. After the Closing, Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Delinquent Rent owed to Seller by any Tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant (provided, that Seller shall not commence any legal actions or proceedings against any Tenant which continues as a Tenant at the Property after Closing without the prior consent of Purchaser, which will not be unreasonably withheld or delayed), and the delivery of the Assignment as defined in Section 7.2.1.3 shall not constitute a waiver by Seller of such right. Purchaser agrees to cooperate with Seller at no cost or liability to Purchaser in connection with all efforts by Seller to collect such Delinquent Rent and to take all steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without limitation, the delivery to Seller, within seven (7) days after a written request, of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent),  the  execution  of any and all  consents  or  other  documents,  and the undertaking of any act reasonably necessary for the collection of such Delinquent Rent by Seller; provided, however, that Purchaser's obligation to cooperate with Seller pursuant to this sentence shall not obligate Purchaser to terminate any Tenant lease with an existing Tenant or evict any existing Tenant from the Property. The provisions of this Section 7.1.5 shall apply during the Proration Period.
7.1.6 Seller shall pay the cost of all transfer taxes (e.g., excise stamp taxes) and Purchaser shall pay the cost of all recording costs with respect to the Closing, exclusive of costs to record Seller's releases or curative documents. Seller and Purchaser shall share equally in the costs of the Escrow Agent for escrow fees.
7.2   Items To Be Delivered Prior To Or At Closing.
7.2.1 Seller. At Closing, Seller shall deliver to the Escrow Agent, each of the following items, as applicable: 7.2.1.1 Special Warranty Deed in the form attached as Exhibit 7.2.1.1 and, if applicable a quitclaim deed as set forth in
Section 6.7 hereof, to Purchaser. The acceptance of such deed at Closing, shall be deemed to be full performance of, and discharge of, every agreement and obligation on Seller's part to be performed under this Purchase Contract, except for those that this Purchase Contract specifically provides shall survive Closing. 7.2.1.2 A Bill of Sale without recourse or warranty in the form attached as Exhibit 7.2.1.2 covering all Property Contracts, Leases, Permits (other than Excluded Permits) and Fixtures and Tangible Personal Property required to be transferred to Purchaser with respect to such Property. Purchaser shall countersign the same so as to effect an assumption by Purchaser of, among other things, Seller's obligations thereunder.
7.2.1.3 An Assignment (to the extent assignable and in force and effect) without recourse or warranty in the form attached as Exhibit 7.2.1.3 of all of Seller's right, title and interest in and to the Miscellaneous Property Assets, subject to any required consents. Purchaser shall countersign the same so as to effect an assumption by Purchaser, including, without limitation, of Seller's obligations thereunder.
7.2.1.4     A closing statement executed by Seller.
7.2.1.5 A title affidavit or at Seller's option an indemnity, as applicable, in the customary form reasonably acceptable to Seller to enable Title Insurer to delete the standard exceptions to the title insurance policy set forth in this Purchase Contract (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitment; provided that such affidavit does not subject Seller to any greater liability, or impose any additional obligations, other than as set forth in this Purchase Contract; and 7.2.1.6 A certification of Seller's non-foreign status pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended. 7.2.1.7 Notices to Tenants, in the form prepared by Purchaser and satisfactory to Seller, duly executed by Seller, advising of the sale of the Property.
7.2.1.8 Except for the items expressly listed above to be delivered at Closing, delivery of any other required items shall be deemed made by Seller to Purchaser, if Seller leaves such documents at the Property in their customary place of storage or in the custody of Purchaser's representatives. 7.2.1.9 A rent roll for the Property certified by Seller, but limited to Seller's knowledge, listing the monthly base rent payable, lease expiration date and unapplied security deposit as of the Closing Date. 7.2.1.10 Resolutions, certificates of good standing, and such other organizational documents as Title Insurer shall reasonably require evidencing Seller's authority to consummate this transaction.
7.2.1.11 To the extent in Seller's possession or control, originals or copies of the Leases and Property Contracts, lease files, warranties, guaranties, operating manuals, keys to the property, Seller's books and records (other than proprietary information) regarding the Property. 7.2.2 Purchaser. At Closing, Purchaser shall deliver to the Title Company (for disbursement to Seller upon the Closing) the following items with respect to the Property being conveyed at such Closing: 7.2.2.1 The full Purchase Price as required by ARTICLE 3 hereof plus or minus the adjustments or prorations required by this Purchase Contract. If at Closing there are any liens or encumbrances on the Property that Seller is obligated or elects to pay and discharge, Seller may use any portion of the Purchase Price for the Property(s) to satisfy the same, provided that Seller shall have delivered to Title Company, on such Closing instruments in recordable form sufficient to satisfy such liens and encumbrances of record (or, as to any mortgages or deeds of trust, appropriate payoff letters, acceptable to the Title Insurer), together with the cost of recording or filing such instruments.
7.2.2.2     A closing statement executed by Purchaser.
7.2.2.3 A countersigned counterpart of the Bill of Sale in the form attached as Exhibit 7.2.1.2.
7.2.2.4     A  countersigned   counterpart  of  the  Assignment  in  the  form
attached as Exhibit 7.2.1.3.
7.2.2.5 Such other instruments, documents or certificates as are required to be delivered by Purchaser to Seller in accordance with any of the other provisions of this Purchase Contract.
ARTICLE 8
                  REPRESENTATIONS, WARRANTIES AND COVENANTS
                             OF SELLER AND PURCHASER
8.1 Representations, Warranties and Covenants Of Seller. 8.1.1 For the purpose of inducing Purchaser to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Seller represents and warrants to Purchaser the following as of the Effective Date and as of the Closing Date: 8.1.1.1 Seller is lawfully and duly organized, and in good standing under the laws of the state of its formation set forth in the initial paragraph of this Purchase Contract; and has or at the Closing shall have the power and authority to sell and convey the Property and to execute the documents to be executed by Seller and prior to the Closing will have taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Purchase Contract, and the consummation of the transactions contemplated by this Purchase Contract. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any purchase contract to which Seller is a party or by which Seller is otherwise bound. Seller has not made any other purchase contract for the sale of, or given any other person the right to purchase, all or any part of any of the Property; 8.1.1.2 Seller owns insurable, fee title to the Property, including all real property contained therein required to be sold to Purchaser, subject only to the Permitted Exceptions (provided, however, that if this representation is or becomes untrue, Purchaser's remedies shall be limited to the remedies set forth in Section 6.2 hereof and Seller shall have no other liability as a result thereof, either before or after Closing); 8.1.1.3 There are no adverse or other parties in possession of the Property, except for occupants, guests and tenants under the Leases (provided, however, that if this representation is or becomes untrue, Purchaser's remedies shall be limited to the remedies set forth in Section 6.2 hereof).
8.1.1.4 The joinder of no person or entity other than Seller is necessary to convey the Property, fully and completely, to Purchaser at Closing, or to fulfill Seller's obligations and Seller has all necessary right and authority to convey and assign to Purchaser all contract rights and warranties required to be conveyed and assigned to Purchaser hereunder; 8.1.1.5 Purchaser has no duty to collect withholding taxes for Seller pursuant to the Foreign Investors Real Property Tax Act of 1980; 8.1.1.6 To Seller's knowledge, there are no actions, proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against the Property, as applicable; 8.1.1.7 Seller has no knowledge of any claims for labor performed, materials furnished or services rendered in connection with constructing, improving or repairing any of the Property, as applicable, caused by Seller and which remain unpaid beyond the date for which payment was due and in respect of which liens may or could be filed against any of the Property, as applicable; 8.1.1.8 To Seller's knowledge, Seller has not received any written notice of any proposed taking, condemnation or special assessment with respect to the Property; 8.1.1.9 To Seller's knowledge, Seller has not received any written notice of any uncured violations of any federal, state, county or municipal law, ordinance, order, regulation or requirement affecting the Property; 8.1.1.10 To Seller's knowledge, Seller has not received any written notice of any default by Seller under any of the Property Contracts that will not be terminated on the Closing Date; 8.1.1.11 Seller agrees to maintain its existing insurance policies covering the Property in full force and effect through the Closing Date, to continue to maintain the Property as Seller has been operating the Property immediately prior to the Effective Date, and to cause any of the units on the Property that are vacant as of three days prior to the Closing Date to be in "make ready" condition on the Closing Date; 8.1.1.12 To Seller's knowledge, all documents relating to the Property that were delivered by Seller to Purchaser in connection with this Purchase Contract, are true, correct and complete in all material respects, and none contain any untrue statement of a material fact or omit to state a material fact; and 8.1.1.13 To Seller's knowledge, the Rent Roll attached to this Purchase Contract as Exhibit 8.1.1.13 ("Rent Roll") is, in all material respects, a true, correct and complete list of all Leases in effect as of the Effective Date. 8.1.2 Except for the representations and warranties expressly set forth above in Subsection 8.1.1, the Property is expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is not relying upon any information provided by Seller or Broker or statements, representations or warranties, express or implied, made by or enforceable directly against Seller or Broker, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, any state, federal, county or local law, ordinance, order or permit; or the suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property (other than any covenants of title contained in the deeds conveying the Property and the representations set forth above). Purchaser represents and warrants that as of the date hereof and as of the Closing Date, it has and shall have reviewed and conducted such independent analyses, studies, reports, investigations and inspections as it deems appropriate in connection with the Property. If Seller provides or has provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, including, without limitation, the offering prepared by Broker, Purchaser and Seller agree that Seller has done so or shall do so only for the convenience of both parties, Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against Seller, Seller's partners or affiliates or any of their respective partners, officers, directors, participants, employees, contractors, attorneys, consultants, representatives, agents, successors, assigns or predecessors-in-interest. Purchaser shall rely only upon any title insurance obtained by Purchaser with respect to title to the Property. Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by tenants of any Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, Seller shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or tenants. Except as otherwise set forth herein, Purchaser agrees that the departure or removal, prior to Closing, of any of such guests, occupants or tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Purchase Contract in any manner whatsoever; and Purchaser shall close title and accept delivery of the deed with or without such tenants in possession and without any allowance or reduction in the Purchase Price under this Purchase Contract. Purchaser hereby releases Seller from any and all claims and liabilities relating to the foregoing matters, except as provided in Section
8.1.3 below. 8.1.3 Seller agrees that Purchaser shall be entitled to rely on the foregoing representations and warranties made by Seller herein and that Purchaser has so relied. Seller and Purchaser agree that those representations and warranties contained in Section 8.1 shall survive Closing for a period of one (1) year (the "Survival Period"). Seller shall have no liability after the Survival Period with respect to the representations and warranties contained herein except to the extent that Purchaser has filed a lawsuit against Seller during the Survival Period for breach of any representation or warranty. In the event that Seller breaches any representation contained in Section 8.1 and Purchaser had knowledge of such breach prior to the Closing Date, Purchaser shall be deemed to have waived any right of recovery, and Seller shall not have any liability in connection therewith. 8.1.4 Representations and warranties above made to the knowledge of Seller shall not be deemed to imply any duty of inquiry. For purposes of this Purchase Contract, the term Seller's "knowledge" shall mean and refer to only actual knowledge of the Designated Representative (as hereinafter defined) of the Seller and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of the Seller, or any affiliate of the Seller, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability. As used herein, the term Designated Representative shall refer to Leslie Stephens of Apartment Investment & Management Company ("AIMCO"), as the senior property manager (the "Property Manager"), and Kris Bloom, the Regional Property Manager handling this Property at AIMCO (the "Regional Property Manager"). 8.2 Representations And Warranties Of Purchaser 8.2.1 For the purpose of inducing Seller to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following as of the Effective Date and as of the Closing Date: 8.2.2 With respect to Purchaser and its business, Purchaser represents and warrants, in particular, that: 8.2.2.1 Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Texas.
8.2.2.2 Purchaser, acting through any of its or their duly empowered and authorized officers or members, has all necessary power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Purchase Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent of any of Purchaser's officers or members are required to so empower or authorize Purchaser. 8.2.2.3 No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Purchase Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Seller. 8.2.2.4 Purchaser is duly authorized to execute and deliver, acting through its duly empowered and authorized officers and members, respectively, and perform this Purchase Contract and all documents and instruments and transactions contemplated hereby or incidental hereto, and such execution, delivery and performance by Purchaser does not (i) violate any of the provisions of its organizational documents, (ii) violate any provision of any law, governmental rule or regulation currently in effect, (iii) violate any judgment, decree, writ, injunction, award, determination or order currently in effect that names or is specifically directed at Purchaser or its property, and (iv) require the consent, approval, order or authorization of, or any filing with or notice to, any court or other governmental authority. 8.2.2.5 The joinder of no person or entity other than Purchaser is necessary to consummate the transactions to be performed by Purchaser and Purchaser has all necessary right and authority to perform such acts as are required and contemplated by this Purchase Contract.
8.2.3 Except as stated in Article 10 hereof, Purchaser has not dealt with any broker, finder or any other person, in connection with the purchase of or the negotiation of the purchase of the Property that might give rise to any claim for commission against Seller or lien or claim against the Property. 8.2.4 Intentionally Omitted. ARTICLE 9
                         CONDITIONS PRECEDENT TO CLOSING
9.1 Purchaser's obligation to close under this Purchase Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:
9.1.1 All of the documents required to be delivered by Seller to Purchaser at the Closing pursuant to the terms and conditions hereof shall have been delivered and shall be in form and substance reasonably satisfactory to Purchaser; 9.1.2 Each of the representations, warranties and covenants of Seller contained herein shall be true in all material respects as of the Closing Date (and Purchaser shall be permitted to perform an inspection of the Property immediately prior to the Closing Date to verify same); 9.1.3 Seller shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Seller hereunder; 9.1.4 Neither Seller nor Seller's general partner shall be a debtor in any bankruptcy proceeding or shall have been in the last 6 months a debtor in any bankruptcy proceeding; 9.1.5 A taking of all or any part of the Property must not have been commenced or threatened in writing; 9.1.6 The actual occupancy level of the Property shall not have decreased by more than fifteen percent (15%) from the actual occupancy level on the Effective Date; 9.1.7 Seller shall have terminated any Property Contracts which are not being assumed by Purchaser as of the Closing Date (and which are capable of being terminated by Seller without penalty or cost to Seller). 9.1.8 The Title Insurer shall be willing to issue the Title Policy on the Closing Date in the ALTA form , in the full amount of the Purchase Price, subject solely to the Permitted Exceptions.
9.1.9 Notwithstanding anything to the contrary, there are no other conditions on Purchaser's obligation to Close except as expressly set forth above. If any of the above conditions is not satisfied, then notwithstanding anything to the contrary contained in this Purchase Contract, Purchaser may, at its option (a) waive such condition and proceed to Closing and accept title to the Property with an agreed upon offset or deduction from the Purchase Price (assuming Seller and Purchaser can agree upon such offset or deduction amount, and neither party has any obligation to come to an agreement), (b) waive such condition and proceed to Closing and accept title to the Property without any offset or deduction from the Purchase Price, or (iii) notify Seller of Purchaser's election to terminate this Purchase Contract and receive a return of the Deposit from the Escrow Agent. 9.2 Without limiting any of the rights of Seller elsewhere provided for in this Purchase Contract, Seller's obligation to close with respect to conveyance of a particular Property under this Purchase Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent: 9.2.1 Purchaser's representations and warranties set forth in this Purchase Contract shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date and as of the Effective Date as though such representations and warranties were made at and as of such date and time. 9.2.2 Purchaser shall have fully performed and complied with all covenants, conditions, and other obligations in this Purchase Contract to be performed or complied with by it at or prior to Closing including, without limitation, payment in full of the Purchase Price. 9.2.3 There shall not be pending or, to the knowledge of either Purchaser or Seller, any litigation or threatened litigation which, if determined adversely, would restrain the consummation of any of the transactions contemplated by this Purchase Contract or declare illegal, invalid or nonbinding any of the covenants or obligations of the Purchaser. 9.2.4 If applicable, Purchaser shall have produced evidence reasonably satisfactory to Seller of Purchaser's compliance with Hart-Scott-Rodino Act requirements or of the non-applicability thereof to the transactions contemplated by this Purchase Contract. ARTICLE 10
                                    BROKERAGE
10.1 Seller and Purchaser represent and warrant to each other that they have dealt only with Art Wadlund of Hendricks & Partners, 3567 E. Sunrise Drive, Suite 237, Tucson, Arizona 85718 ("Broker") in connection with this Purchase Contract. Seller and Purchaser each represent and warrant to the other that other than Broker, it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Purchase Contract, and each party agrees to indemnify the other party from and against all claims for brokerage commissions and finder's fees arising from or attributable to the acts of omissions of the indemnifying party. 10.2 Seller agrees to pay Broker a commission according to the terms of a separate agreement. Broker shall not be deemed a party or third party beneficiary of this Purchase Contract.
10.3 Broker does not assume responsibility for the condition of the Property or representation for the performance of this Purchase Contract by the Seller or Purchaser.
ARTICLE 11
                                   POSSESSION
11.1 Possession of the Property subject to the Permitted Exceptions shall be delivered to Purchaser at the Closing, subject to Purchaser's right of entry for inspection as set forth in ARTICLE 5.
ARTICLE 12
                              DEFAULTS AND REMEDIES
12.1 In the event Purchaser terminates this Purchase Contract following the Feasibility Period for any reason other than Seller's inability to convey title as required by this Purchase Contract, or defaults hereunder on or prior to the Closing Date and consummation of the Closing does not occur by reason of such termination or default by Purchaser, Seller and Purchaser agree that it would be impractical and extremely difficult to estimate the damages which Seller may suffer. Therefore, Seller and Purchaser hereby agree that, except for the Purchaser's obligations to Seller under Section 5.3, the reasonable estimate of the total net detriment that Seller would suffer in the event that Purchaser terminates this Purchase Contract or defaults hereunder on or prior to the Closing Date is and shall be, as Seller's sole remedy (whether at law or in equity), the right to receive from the Escrow Agent and retain the full amount of the Deposit. The payment and performance of the above as liquidated damages is not intended as a forfeiture or penalty within the meaning of applicable law and is intended to settle all issues and questions about the amount of damages suffered by Seller in the applicable event, except only for damages under
Section 5.3 above, irrespective of the time when the inquiry about such damages may take place. Upon any such failure by Purchaser hereunder, this Purchase Contract shall be terminated, and neither party shall have any further rights or obligations hereunder, each to the other, except for the Purchaser's obligations to Seller under Section 5.3 above, and the right of Seller to collect such liquidated damages to the extent not theretofore paid by Purchaser.
12.2 Provided that Purchaser has not terminated this Purchase Contract and is not otherwise in default hereunder, if the Closing does not occur as a result of Seller's default hereunder, Purchaser's sole remedy shall be to elect to either
(a) terminate this Purchase Contract and receive reimbursement of the Deposit or
(b) enforce specific performance of this Purchase Contract. In the event Purchaser is unable to enforce the remedy of specific performance after using commercially reasonable efforts to seek to enforce such remedy, then in lieu of obtaining specific performance, Purchaser shall have the right to bring suit for damages against Seller in an amount not to exceed $100,000.00 in addition to receiving reimbursement of the Deposit.
ARTICLE 13
                            RISK OF LOSS OR CASUALTY
13.1 In the event that the Property is damaged or destroyed by fire or other casualty prior to Closing, and the cost of repair is more than $300,000, then Seller will have no obligation to repair such damage or destruction and, at Purchaser's option, this Agreement shall terminate. In the event Purchaser elects not to terminate this Agreement, this transaction shall be closed in accordance with the terms of this Agreement, notwithstanding any such damage or destruction and Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith) at Closing. 13.2 In the event that the Property is damaged or destroyed by fire or other casualty prior to the Closing, and the cost of repair is less than $300,000, this transaction shall be closed in accordance with the terms of this Agreement, notwithstanding the damage or destruction; provided, however, Seller shall make such repairs if they can be reasonably effected before the Closing. If Seller is unable to effect such repairs, then Purchaser shall receive all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith) at Closing.
ARTICLE 14
                                  RATIFICATION
14.1 This Purchase Contract shall be null and void unless fully ratified by Purchaser and Seller on or before September 20, 2000.
ARTICLE 15
                                 EMINENT DOMAIN
15.1 In the event that at the time of Closing all or any part of the Property is (or has previously been) acquired, or is about to be acquired, by authority of any governmental agency in purchase in lieu thereof (or in the event that at such time there is any notice of any such acquisition or intent to acquire by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to terminate this Purchase Contract by giving written Notice within Fifteen (15) days of Purchaser's receipt of written notice from Seller of the occurrence of such event and recover the Deposit hereunder, or to settle in accordance with the terms of this Purchase Contract for the full Purchase Price and receive the full benefit of any condemnation award. It is expressly agreed between the parties hereto that this paragraph shall in no way apply to customary dedications for public purposes which may be necessary for the development of the Property.
ARTICLE 16
                                  MISCELLANEOUS
16.1  Exhibits And Schedules

            All Exhibits and Schedules, whether or not annexed hereto, are a part of this Purchase Contract for all purposes.
16.2  Assignability

            Subject to Section 16.18, this Purchase Contract is not assignable without first obtaining the prior written approval of the non-assigning party, except that Purchaser may assign all or an undivided interest in this Purchaser Contract to one or more entities so long as (i) Purchaser or its affiliate remains a part of the purchasing entity(ies), (ii) Purchaser is not released from its liability hereunder, and (iii) Seller consents thereto (which consent shall not be unreasonably withheld or delayed).
16.3  Binding Effect

            This Purchase Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective successors, heirs and permitted assigns.
16.4  Captions

            The captions, headings, and arrangements used in this Purchase Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.
16.5  Number And Gender Of Words

            Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.
16.6  Notices

            All Notices, demands, requests and other communications required pursuant to the provisions of this Purchase Contract ("Notice") shall be in writing and shall be deemed to have been properly given or served for all purposes (i) if sent by Federal Express or a nationally recognized overnight carrier for next business day delivery, on the first business day following deposit of such Notice with such carrier, or (ii) if personally delivered, on the actual date of delivery or (iii) if sent by certified mail, return receipt requested postage prepaid, on the Fifth (5th) business day following the date of mailing, or (iv) if sent by telecopier, then on the actual date of delivery (as evidenced by a telecopier confirmation) provided that a copy of the telecopy and confirmation is also sent by U.S. mail, addressed as follows:

            If to Seller:                     If to Purchaser:

            AIMCO/Rivercrest, L.P.            CSA Investments III, Limited
            2000 South Colorado Boulevard     Partnership
            Tower Two, Suite 2-1000           8012 Bee Cave Road, Suite 300
            Denver, Colorado 80222            Austin, Texas  78746
            Attn:  Mr. Harry Alcock           Attn:  Mr. Jesse McBay
            Facsimile No. (303) 692-0786      Facsimile No. (512) 329-8842

                  And                               With a copy to

            Argent Real Estate                Law Offices of Steve Bowers
            1401 Brickell Avenue, Suite 520   3724 Jefferson, Suite 308
            Miami, Florida  33131             Austin, Texas  78731
            Facsimile No. (305) 371-6898      Attn:  Steve Bowers, Esq.
                                              Facsimile No. (512) 458-2153




            With a copy to

            Loeb & Loeb, LLP
            1000 Wilshire Boulevard, Suite
            1600
            Los Angeles, California 90017
            Attn:  Andrew S. Clare, Esq. and
                      Karen N. Higgins, Esq.
            Facsimile No. (213) 688-3460

      Any of the parties may designate a change of address by Notice in writing to the other parties. Whenever in this Purchase Contract the giving of Notice by mail or otherwise is required, the giving of such Notice may be waived in writing by the person or persons entitled to receive such Notice.
16.7  Governing Law And Venue

            The laws of the State of Arizona shall govern the validity, construction, enforcement, and interpretation of this Purchase Contract, unless otherwise specified herein except for the conflict of laws provisions thereof. All claims, disputes and other matters in question arising out of or relating to this Purchase Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in the United States District Court for the district in which the Property is situated, and the parties hereto expressly consent to the venue and jurisdiction of such court. 16.8 Entirety And Amendments

            This Purchase Contract embodies the entire Purchase Contract between the parties and supersedes all prior Purchase Contracts and understandings, if any, relating to the Property, and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.
16.9  Severability

            If any provision of this Purchase Contract is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable. The Purchase Contract shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Purchase Contract; and the remaining provisions of this Purchase Contract shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Purchase Contract. In lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Purchase Contract a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible to make such provision legal, valid, and enforceable.
16.10 Multiple Counterparts

            This  Purchase  Contract  may be executed  in a number of  identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes and all such counterparts shall, collectively, constitute one Purchase Contract. In making proof of this Purchase Contract, it shall not be necessary to produce or account for more than one such counterparts.
16.11 Further Acts

In addition to the acts and deeds recited herein and contemplated and performed, executed and/or delivered by Seller and Purchaser, Seller and Purchaser agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further acts, deeds, and assurances as may be necessary to consummate the transactions contemplated hereby.
16.12 Construction

            No provision of this Purchase Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Purchase Contract; both parties, being represented by counsel, having fully participated in the negotiation of this instrument.
16.13 Confidentiality

            Purchaser shall not disclose the terms and conditions contained in this Purchase Contract, shall keep the same confidential, provided that Purchaser may disclose the terms and conditions of this Purchase Contract (i) as required by law, (ii) to consummate the terms of this Purchase Contract, or any financing relating thereto, or (iii) to Purchaser's or Seller's lenders, attorneys and accountants. Except as otherwise expressly provided for herein, any information provided by Seller to Purchaser under the terms of this Purchase Contract is for informational purposes only. In providing such information to Purchaser, except as otherwise expressly provided for herein, Seller makes no representation or warranty, express, written, oral, statutory, or implied, and all such representations and warranties are hereby expressly excluded. Purchaser shall not in any way be entitled to rely upon the accuracy of such information. Such information is also confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without Seller's prior written authorization, which may be granted or denied in Seller's sole discretion.
16.14 Time Of The Essence

            It is expressly agreed by the parties hereto that time is of the essence with respect to this Purchase Contract.
16.15 Cumulative Remedies And Waiver

            No remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies herein conferred or referred, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Purchase Contract. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Purchase Contract shall be established by conduct, custom, or course of dealing. 16.16 Litigation Expenses

            In the event either party hereto commences litigation against the other to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation. 16.17 Time Periods

            Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.
16.18 Exchange

            At Seller's sole cost and expense, Seller may structure the sale of the Property to Purchaser as a Like Kind Exchange under Internal Revenue Code
Section 1031 whereby Seller will acquire certain property (the "Like Kind Exchange Property") in conjunction with the sale of the Property (the "Like Kind Exchange"). Purchaser shall cooperate fully and promptly with Seller's conduct of the Like Kind Exchange, provided that all costs and expenses generated in connection with the Like Kind Exchange shall be borne solely by Seller, and Purchaser shall not be required to take title to or contract for the purchase of any other property. If Seller uses a qualified intermediary to effectuate the exchange, any assignment of the rights or obligations of Seller hereunder shall not relieve, release or absolve Seller of its obligations to Purchaser. In no event shall the Closing Date be delayed by the Like Kind Exchange. Seller shall indemnify and hold harmless Purchaser from and against any and all liability arising from and out of the Like Kind Exchange.

            At Purchaser's sole cost and expense, Purchaser may structure the purchase of this Property from Seller as a Like Kind Exchange under Internal Revenue Code Section 1031. Seller shall cooperate fully and promptly with Purchaser's conduct of the Like Kind Exchange, provided that all costs and expenses generated by or on behalf of Purchaser in connection with the Like Kind Exchange shall be borne solely by Purchaser, and Seller shall not be required to take title to or contract for the purchase of any other property. If Purchaser uses a qualified intermediary to effectuate the exchange, any assignment of the rights or obligations of Purchaser hereunder shall not relieve, release or absolve Purchaser of its obligations to Seller. In no event shall the Closing Date be delayed by the Like Kind Exchange. Purchaser shall indemnify and hold harmless Seller from and against any and all liability arising from and out of the Like Kind Exchange. 16.19 No Personal Liability of Officers, Trustees or directors of Seller's Partners

            Purchaser acknowledges that this Agreement is entered into by Seller which is a Delaware limited partnership, and Purchaser agrees that no individual officer, trustee, director or representative of the partners of Seller shall have any personal liability under this Agreement or any document executed in connection with the transactions contemplated by this Agreement. 16.20 No Exclusive Negotiations

            Seller shall have the right, at all times prior to the expiration of the Feasibility Period, to solicit backup offers and enter into discussions, negotiations, or any other communications concerning or related to the sale of the Property with any third-party; provided, however, that such communications are subject to the terms of this Agreement, and that Seller shall not enter into any contract or binding agreement with a third-party for the sale of the Property unless such agreement is contingent on the termination of this Agreement without the Property having been conveyed to Purchaser.
16.21 No Thirteen Day Notice [ARIZONA PROVISION]

            Notwithstanding anything to the contrary contained herein, Seller and Buyer hereby specifically reject any clause, code or statute purportedly granting a time (whether thirteen (13) days or otherwise) during which a defaulting party might cure its default, and Seller and Buyer hereby affirmatively state and agree that (subject to the terms of Section 12 hereof), upon the default of any party to this Agreement, Escrow Agent shall comply with the terms of this Agreement and abide by the waiver set forth in this Section 16.21, and the non-defaulting party may immediately invoke any of its remedies in accordance with the terms of this Agreement.

      NOW WHEREFORE, the parties hereto have executed this Purchase Contract as of the date first set forth above.


                                     Seller:


                                    AIMCO/RIVERCREST, L.P.,
                                    a Delaware limited partnership

                                    By:   AIMCO/Rivercrest, Inc.,
                                          a Delaware corporation,
                                          Its General Partner

                                          By:
___________________________________________  Name:
                                          Title:



                                   Purchaser:


                                    CSA INVESTMENTS III, LIMITED PARTNERSHIP, a Texas limited partnership

                                    By:   CSA Management III, LLC,
                                          a Texas limited liability company,
                                          its sole general partner

                                          By:
___________________________________________  Name:  James H. Coleman, Jr.
___________________________________________  Title:  Manager

                                ACKNOWLEDGEMENTS


STATE OF__________            )
                              )
COUNTY OF ________________    )


On _____________________,  before me,  _____________________________________,  a
Notary Public,  personally  appeared  _________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity (ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.



                                    -----------------------------------
                                    Notary Public






STATE OF__________            )
                              )
COUNTY OF ________________    )


On _____________________,  before me,  _____________________________________,  a
Notary Public,  personally  appeared  _________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity (ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.



                                    -----------------------------------
                                    Notary Public

                                    EXHIBIT A

               LEGAL DESCRIPTION FOR THE RIVERCREST APARTMENTS

                             County of Pima, Arizona

Block B of RIO NUEVO NORTH, according to Book 36 of Maps, Page 17, records of Pima County, Arizona, more particularly described as follows:

A portion of Section 11, Township 14 South, Range 13 East of the Gila and Salt River Base and Meridian, Pima County, Arizona, being Lot B of RIO NUEVO NORTH, according to Book 36 of Maps, Page 17, records of Pima County, Arizona, more particularly described as follows:

COMMENCING at a found brass cap in the intersection of Bonita Street and St. Mary's Road per Book 36, Page 17;

Thence South 85 degrees 40 minutes 27 seconds East, along the centerline of St. Mary's Road a distance of 54.00 feet;

Thence South 04 degrees 19 minutes 33 second West, a distance of 45.00 feet to a point on the South right-of-way line of St. Mary's Road, also being a corner of Lot B and the True Point of Beginning;

Thence South 85 degrees 40 minutes 27 seconds East, a distance of 230.62 feet;

Thence South 84 degrees 35 minutes 15 seconds East, a distance of 187.31 feet;

Thence South 24 degrees 37 minutes 16 seconds East, a distance of 350.88 feet;

Thence South 62 degrees 04 minutes 16 seconds West, a distance of 7.00 feet;

Thence South 62 degrees 05 minutes 50 seconds West, a distance of 474.65 feet to a point on the Easterly right-of-way line of Bonita Street, said point also being the Southerly most corner of Lot B;

Thence North 41 degrees 30 minutes 39 seconds West, a distance of 20.19 feet to a point of curvature concave Easterly whose radius bears North 48 degrees 29 minutes 21 seconds East, a distance of 639.00 feet;

Thence Northerly along the arc of said curve through a central angle of 40 degrees 16 minutes 58 seconds, a distance of 449.26 feet;

Thence leaving said curve on the non-tangent bearing of North 04 degrees 19 minutes 33 seconds East, a distance of 131.89 feet to a point of curvature concave Southeasterly whose radius bears South 85 degrees 40 minutes 27 seconds East, a distance of 25.00 feet;

Thence North and Easterly along the arc of said curve through a central angle of 90 degrees 00 minutes 00 seconds a distance 39.27 feet to the True Point of Beginning.

                                  EXHIBIT 1.1.4

                            LIST OF EXCLUDED PERMITS

                             To Be Inserted, If Any

                                  EXHIBIT 1.1.6

               LIST OF EXCLUDED PERSONAL PROPERTY OR EQUIPMENT



      1.    Buyers Access Computer(s) (hardware and software).

                                  EXHIBIT 3.1.1

                             FORM OF QUITCLAIM DEED


WHEN RECORDED
MAIL TO:

Loeb & Loeb LLP
1000 Wilshire Blvd., Suite 1800
Los Angeles, California  90017-2475
Attention:  Loretta Thompson, Esq.


                                 QUIT-CLAIM DEED

For the consideration of Ten Dollars, and other valuable considerations, we, CSA INVESTMENTS III, LIMITED PARTNERSHIP, a Texas limited partnership hereby quit-claim to AIMCO/RIVERCREST, L.P., a Delaware limited partnership all right, title, or interest in the real property situated in Pima County, Arizona, described on Exhibit "A" attached hereto.

Dated this _____________ day of _______________________, 2000.


                                    CSA INVESTMENTS III, LIMITED PARTNERSHIP, a Texas limited partnership

                                    By:   CSA Management III, LLC,
                                          a Texas limited liability company,
                                          its sole general partner

                                          By:
___________________________________________  Name:  James H. Coleman, Jr.
___________________________________________  Title:  Manager


STATE OF ___      )
      ______      ) ss:
County of __      )

This  instrument  was  acknowledged   before  me  this   ____________  day  of
__________________, 2000, by


                                    --------------------------------------------
                                    Notary Public

                                    My commission will expire:

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

                             County of Pima, Arizona

Block B of RIO NUEVO NORTH, according to Book 36 of Maps, Page 17, records of Pima County, Arizona, more particularly described as follows:

A portion of Section 11, Township 14 South, Range 13 East of the Gila and Salt River Base and Meridian, Pima County, Arizona, being Lot B of RIO NUEVO NORTH, according to Book 36 of Maps, Page 17, records of Pima County, Arizona, more particularly described as follows:

COMMENCING at a found brass cap in the intersection of Bonita Street and St. Mary's Road per Book 36, Page 17;

Thence South 85 degrees 40 minutes 27 seconds East, along the centerline of St. Mary's Road a distance of 54.00 feet;

Thence South 04 degrees 19 minutes 33 second West, a distance of 45.00 feet to a point on the South right-of-way line of St. Mary's Road, also being a corner of Lot B and the True Point of Beginning;

Thence South 85 degrees 40 minutes 27 seconds East, a distance of 230.62 feet;

Thence South 84 degrees 35 minutes 15 seconds East, a distance of 187.31 feet;

Thence South 24 degrees 37 minutes 16 seconds East, a distance of 350.88 feet;

Thence South 62 degrees 04 minutes 16 seconds West, a distance of 7.00 feet;

Thence South 62 degrees 05 minutes 50 seconds West, a distance of 474.65 feet to a point on the Easterly right-of-way line of Bonita Street, said point also being the Southerly most corner of Lot B;

Thence North 41 degrees 30 minutes 39 seconds West, a distance of 20.19 feet to a point of curvature concave Easterly whose radius bears North 48 degrees 29 minutes 21 seconds East, a distance of 639.00 feet;

Thence Northerly along the arc of said curve through a central angle of 40 degrees 16 minutes 58 seconds, a distance of 449.26 feet;

Thence leaving said curve on the non-tangent bearing of North 04 degrees 19 minutes 33 seconds East, a distance of 131.89 feet to a point of curvature concave Southeasterly whose radius bears South 85 degrees 40 minutes 27 seconds East, a distance of 25.00 feet;

Thence North and Easterly along the arc of said curve through a central angle of 90 degrees 00 minutes 00 seconds a distance 39.27 feet to the True Point of Beginning.

                                 EXHIBIT 7.2.1.1

                          FORM OF SPECIAL WARRANTY DEED

WHEN RECORDED MAIL TO:
Law Offices of Steve Bowers
3724 Jefferson, Suite 308
Austin, Texas  78731
Attn:  Steve Bowers, Esq.

                              SPECIAL WARRANTY DEED

For good and valuable consideration of Ten Dollars, and other valuable considerations, AIMCO/RIVERCREST, L.P., a Delaware limited partnership, does hereby convey to CSA INVESTMENTS III, LIMITED PARTNERSHIP, a Texas limited partnership, the property situated in the County of Pima, State of Arizona, which is described on Exhibit A attached hereto and made a part hereof, together with all rights and privileges appurtenant thereto.

SUBJECT TO: All rights of parties in possession, current taxes, assessments, reservations in patents and all easements, rights of way, encumbrances, liens, covenants, conditions and restrictions as may appear of record.

And Grantor hereby binds itself and its successors to warrant and defend the title, as against all acts of Grantor herein and no other, subject to the matters above set forth.

Dated this ____________ day of __________________________, 2000.

                                         GRANTOR:

                                         AIMCO/RIVERCREST, L.P., a Delaware
                                         limited partnership

                                            By:  AIMCO/Rivercrest, Inc.,
                                                 a Delaware corporation,
                                                 Its general partner

                                                 By:
                                                   Name:
                                                   Title:

STATE OF                )
                        ) ss.
County of               )

This instrument was acknowledged before me this _________ day of ____________________, 1999, by


                                          Notary Public

                                          My commission will expire:

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

                             County of Pima, Arizona

Block B of RIO NUEVO NORTH, according to Book 36 of Maps, Page 17, records of Pima County, Arizona, more particularly described as follows:

A portion of Section 11, Township 14 South, Range 13 East of the Gila and Salt River Base and Meridian, Pima County, Arizona, being Lot B of RIO NUEVO NORTH, according to Book 36 of Maps, Page 17, records of Pima County, Arizona, more particularly described as follows:

COMMENCING at a found brass cap in the intersection of Bonita Street and St. Mary's Road per Book 36, Page 17;

Thence South 85 degrees 40 minutes 27 seconds East, along the centerline of St. Mary's Road a distance of 54.00 feet;

Thence South 04 degrees 19 minutes 33 second West, a distance of 45.00 feet to a point on the South right-of-way line of St. Mary's Road, also being a corner of Lot B and the True Point of Beginning;

Thence South 85 degrees 40 minutes 27 seconds East, a distance of 230.62 feet;

Thence South 84 degrees 35 minutes 15 seconds East, a distance of 187.31 feet;

Thence South 24 degrees 37 minutes 16 seconds East, a distance of 350.88 feet;

Thence South 62 degrees 04 minutes 16 seconds West, a distance of 7.00 feet;

Thence South 62 degrees 05 minutes 50 seconds West, a distance of 474.65 feet to a point on the Easterly right-of-way line of Bonita Street, said point also being the Southerly most corner of Lot B;

Thence North 41 degrees 30 minutes 39 seconds West, a distance of 20.19 feet to a point of curvature concave Easterly whose radius bears North 48 degrees 29 minutes 21 seconds East, a distance of 639.00 feet;

Thence Northerly along the arc of said curve through a central angle of 40 degrees 16 minutes 58 seconds, a distance of 449.26 feet;

Thence leaving said curve on the non-tangent bearing of North 04 degrees 19 minutes 33 seconds East, a distance of 131.89 feet to a point of curvature concave Southeasterly whose radius bears South 85 degrees 40 minutes 27 seconds East, a distance of 25.00 feet;

Thence North and Easterly along the arc of said curve through a central angle of 90 degrees 00 minutes 00 seconds a distance 39.27 feet to the True Point of Beginning.

                                EXHIBIT 8.1.1.13

                                    RENT ROLL

                                  [ Attached ]

                                 EXHIBIT 7.2.1.2

                              FORM OF BILL OF SALE

      This Bill of Sale ("Assignment") is executed by AIMCO/RIVERCREST, L.P., a Delaware limited partnership ("Seller"), in favor of CSA INVESTMENTS III, LIMITED PARTNERSHIP, a Texas limited partnership ("Purchaser").

      Seller and Purchaser have entered into that certain Purchase and Sale Contract and dated as of __________ ___, 2000 ("Purchase Contract"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real property described in Exhibit A attached thereto and the improvements located thereon (collectively, the "Project").

      Pursuant to the Purchase Contract, Seller has agreed to assign, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Property (as hereinafter defined).

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:
1. As used herein, the term "Property" shall mean the following property to the extent said property is owned by Seller and used in, held for use in connection with, or necessary for the operation of the Project:
a.    Property  Contracts.  All of  Seller's  rights and  interests  in and to purchase orders,  maintenance,  service or utility contracts
                  or  similar   contracts   which  relate  to  the  ownership,
                  maintenance, construction or repair or operation of the Project.
b.    Leases.  All  of  Seller's  rights  and  interests  in  and  to  leases, subleases, and other occupancy agreements, whether or not of record, which provide for use or occupancy of space or facilities on or relating to the Project, identified on Exhibit "A" attached hereto and incorporated herein by reference.
c.    Licenses and  Permits.  All of Seller's  rights and  interests in and to all licenses or permits granted by governmental authorities having jurisdiction over the Project and utilized with respect to the Project.
d.    Fixtures  and  Tangible  Personal  Property.  All of Sellers  rights and interests in and to all fixtures, furniture, furnishings, fittings, equipment, machinery, computers (to the extent located on the Property and owned by Seller), fax machines (to the extent located on the Property and owned by Seller), copiers (to the extent located on the Property and owned by Seller), apparatus, appliances and other articles of tangible personal property now located on the Project or in the improvements thereon and used in connection with any present or future occupation or operation of all or any part of the Project.

            The term "Property" shall not include any of the foregoing: (i) to the extent the same are excluded or reserved to Seller pursuant to the Purchase Contract to which Seller and Purchaser are parties; and (ii) to the extent that the sale or transfer thereof requires consent or approval of any third party, which consent or approval is not obtained by Seller. Nothing herein shall create a transfer or assignment of intellectual property or similar assets of Seller.
2.    Assignment.   Seller  hereby  assigns,  sells  and  transfers,   without
            recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Property, subject to any rights of consent as provided therein.
3.    Assumption.  After  the  Closing  Date,  Purchaser  expressly  agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Property and agrees to perform all of the covenants and obligations of Seller thereunder arising after the Closing Date. Purchaser further agrees to indemnify, defend and hold Seller harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Property, on or after the date hereof. Seller further agrees to indemnify, defend and hold Purchaser harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Property, pertaining to acts arising on or before the date hereof; provided, however, Seller's indemnity shall only survive Closing for a period of one (1) year (the "Survival Period") and Seller shall have no further liability after the Survival Period with respect to any indemnification contained herein.
4.    Counterparts.  This Assignment may be executed in counterparts,  each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.
5. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs, in addition to any other relief awarded by the court.
6.    Applicable  Law. This  Assignment  shall be governed by and  interpreted in accordance with the laws of the State of Arizona.
7.    Titles  and  Section  Headings.   Titles  of  sections  and  subsections
            contained in this Assignment are inserted for convenience of reference only, and neither form a part of this Assignment or are to be used in its construction or interpretation.
8.    Binding Effect.  This Assignment  shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.
9.    Entire  Agreement;  Modification.  This Assignment  supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

      WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROPERTY IS LOCATED.

      WITNESS the signatures of the undersigned.

Dated:                  , 2000

                                     Seller:

                                    AIMCO/RIVERCREST, L.P.,
                                    A Delaware limited partnership

                                    By:   AIMCO/Rivercrest, Inc.,
                                          Delaware corporation
                                          Its General Partner

                                          By:
                                             Name:
                                             Title:




                                   Purchaser:

                                    CSA INVESTMENTS III, LIMITED PARTNERSHIP, a Texas limited partnership

                                    By:   CSA Management III, LLC,
                                          a Texas limited liability company,
                                          its sole general partner

                                          By:
___________________________________________  Name:  James H. Coleman, Jr.
___________________________________________  Title:  Manager

                                   Exhibit "A"

                                     LEASES

                               [ To Be Attached ]

                                 EXHIBIT 7.2.1.3

                               GENERAL ASSIGNMENT

      This General Assignment ("Assignment") is executed by AIMCO/RIVERCREST, L.P., a Delaware limited partnership ("Seller"), in favor of CSA INVESTMENTS III, LIMITED PARTNERSHIP, a Texas limited partnership ("Purchaser").

      Seller and Purchaser have entered into that certain Purchase and Sale Contract and dated as of _______________ __, 2000 ("Purchase Contract"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real property described in Exhibit "A" attached thereto and the improvements located thereon collectively, the "Project"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Purchase Contract.

      Pursuant to the Purchase Contract, Seller has agreed to assign, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Miscellaneous Property Assets (as hereinafter defined).

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:
1. As used herein, the term "Miscellaneous Property Assets" shall mean all contract rights, leases, concessions, warranties, plans, drawings, and other items of intangible personal property to the extent said property is owned by Seller and used in, held for use in connection with, or necessary for the operation of the Project. The term "Miscellaneous Assets" shall also include the following, but only to the extent owned by Seller and in Seller's possession: site plans, surveys, soil and substrata studies, architectural renderings, plans and specifications, engineering plans and studies, floor plans, tenant data sheets, landscape plans and other plans or studies of any kind, if any, which relate to the Land and or the Improvements or the Fixtures and Tangible Personal Property. The term "Miscellaneous Property Assets" shall also include all of Seller's rights, if any, in and to the name "Rivercrest Apartments".
2. The  term  "Miscellaneous  Property  Assets"  shall  not  include  any of the foregoing: (i) to the extent the same are excluded or reserved to Seller pursuant to the Purchase Contract to which Seller and Purchaser are parties; and
(ii) to the extent that the sale or transfer thereof requires consent or approval of any third party, which consent or approval is not obtained by Seller. Nothing herein shall create a transfer or assignment of intellectual property or similar assets of Seller.
3.    Assignment.   Seller  hereby  assigns,  sells  and  transfers,   without
recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Miscellaneous Property Assets, subject to any rights of consent as provided therein.
4. Assumption. After the Closing Date, Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Miscellaneous Property Assets and agrees to perform all of the covenants and obligations of Seller thereunder arising after the Closing Date. Purchaser further agrees to indemnify, defend and hold Seller harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Miscellaneous Property Assets, pertaining to acts arising on and after the date hereof. Seller further agrees to indemnify, defend and hold Purchaser harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Miscellaneous Property Assets, pertaining to acts arising on or before the date hereof; provided, however, Seller's indemnity shall only survive Closing for a period of one (1) year (the "Survival Period") and Seller shall have no further liability after the Survival Period with respect to any indemnification contained herein.
5. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.
6. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs, in addition to any other relief awarded by the court.
7. Applicable Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of Arizona.
8.    Titles  and  Section  Headings.   Titles  of  sections  and  subsections
contained in this Assignment are inserted for convenience of reference only, and neither form a part of this Assignment or are to be used in its construction or interpretation.
9. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.
10. Entire Agreement; Modification. This Assignment supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

      WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROPERTY IS LOCATED.





                 [Remainder of Page Intentionally Left Blank]

      WITNESS the signatures of the undersigned.

Dated:  ___________, 2000


                                     Seller:


                                    AIMCO/RIVERCREST, L.P.,
                                    a Delaware limited partnership

                                    By:   AIMCO/Rivercrest, Inc.,
                                          a Delaware corporation,
                                          Its General Partner


                                          By:
                                             Name:
                                             Title:


                                   Purchaser:


                                    CSA INVESTMENTS III, LIMITED PARTNERSHIP, a Texas limited partnership

                                    By:   CSA Management III, LLC,
                                          a Texas limited liability company,
                                          its sole general partner

                                          By:
___________________________________________  Name:  James H. Coleman, Jr.
___________________________________________  Title:  Manager

                                    EXHIBIT B

                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT ("Escrow Agreement") made this _____day of ___________, 2000 by and among AIMCO/RIVERCREST, L.P., a Delaware limited partnership ("Seller"), and CSA INVESTMENTS III, LIMITED PARTNERSHIP, Texas limited partnership ("Purchaser"); and FIDELITY NATIONAL TITLE INSURANCE COMPANY ("Escrow Agent");

                                   WITNESSETH:

      Whereas Purchaser and Seller are parties to a certain Purchase and Sale Contract (the "Purchase Contract") made and dated as of the _____day of ____________, 2000; and

      Whereas, the Purchase Contract requires that Purchaser provide a deposit in the amount of One Hundred Thousand and No/100 Dollars ($100,000.00) in cash (the "Initial Deposit"), to be held pursuant to an escrow agreement approved by Purchaser and Seller; and

      Whereas, if Purchaser shall exercise its option to extend the Closing (as defined in the Purchase Contract); the Purchase Contract requires that on the date the Purchaser provides its Extension Notice (as defined in the Purchase Contract), Purchaser shall provide an additional deposit at or before 5:00 Pacific Standard Time on the date of the Extension Notice in the sum of Fifty Thousand and No/100 Dollars ($50,000.00) in cash (the "Extension Option Deposit"), to be held by Escrow Agent and applied to the Purchase Price.

      Now, therefore, the parties agree to the following:
1. Establishment of Escrow. Escrow Agent hereby acknowledges receipt of One Hundred Thousand and No/100 Dollars ($100,000.00) in cash (constituting the Initial Deposit), to be deposited, held, invested, and disbursed for the benefit of Seller and Purchaser and their respective successors and assigns, as provided herein and as provided in the Purchase Contract. Escrow Agent also hereby acknowledges receipt of a quitclaim deed executed by Purchaser a copy of which is attached (the "Quitclaim Deed") and agrees to hold and release the Quitclaim Deed in accordance with the terms of this Escrow Agreement.
2. Investment of Escrow Fund. All funds received by Escrow Agent, including the Deposit and the Extension Option Deposit (collectively, the "Escrow Fund"), shall be held in insured accounts and invested in such short-term, high-grade securities, money market funds or accounts, interest -bearing bank accounts, bank certificates of deposit or bank repurchase agreements as Escrow Agent, in its discretion, deems suitable (provided that Escrow Agent shall invest the Escrow Fund as jointly directed by Seller and Purchaser should Seller and Purchaser each in their respective sole discretion determine to issue such joint investment instructions to the Escrow Agent) and all interest and income thereon shall become part of the Escrow Fund and shall be remitted to the party entitled to the Escrow Fund, as set forth below.
3. Application of Escrow Fund. Escrow Agent shall hold the Escrow Fund as provided above and (a) if the sale of the Property is closed by the date fixed therefor (or any extension date provided for by mutual written consent of the parties hereto, given or withheld in their respective sole discretion), Escrow Agent shall return the Quitclaim Deed to Purchaser and deliver the Escrow Fund to Seller in immediately available funds by wire transfer in accordance with the instructions of Seller on the Closing Date as set forth in the Purchase Contract, (b) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of satisfaction of a condition precedent to Purchaser's obligations, the Escrow Agent shall return and refund the Escrow Fund to Purchaser and shall forthwith deliver the Quitclaim Deed to Seller, (c) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Seller, Purchaser shall give Notice to the Escrow Agent and Seller and in such Notice shall state whether it elects as its remedy return of the Escrow Fund or specific performance of the Purchase Contract; if Purchaser elects return of the Escrow Fund, Escrow Agent shall return and refund the Escrow Fund to Purchaser and shall forthwith deliver the Quitclaim Deed to Seller, (d) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser, Escrow Agent shall forthwith deliver to Seller the Quitclaim Deed and the Escrow Fund in immediately available funds by wire transfer in accordance with the instructions of Seller, and (e) if Purchaser shall have canceled the Purchase Contract on or before the expiration of the Feasibility Period (as defined in the Purchase Contract), the Escrow Agent shall return and refund the Escrow Fund to Purchaser and shall forthwith deliver the Quitclaim Deed to Seller.

      If on or prior to the termination of the Escrow Agreement, a party claims to be entitled to payment of the Escrow Fund under the provisions referred to, such party shall give Notice to the Escrow Agent and the other party of the claim in writing, describing in such Notice the nature of the claim, and the provisions of the Purchase Contract on which the claim is based. Unless the other party sends the Escrow Agent a written objection to the claim, with a copy concurrently to the claiming party, within ten (10) days after delivery of the Notice of claim, the claim shall be conclusively presumed to have been approved. In such case, or in the event of mutual written consent of the parties hereto, given or withheld in their respective sole discretion, Escrow Agent shall, within two (2) business days thereafter, pay the claim as demanded. Notwithstanding the foregoing, Escrow Agent shall deliver the Escrow Fund to Seller forthwith upon Closing in accordance with the terms of subpart (a) of the immediately preceding paragraph.

      When all monies held by Escrow Agent have been finally distributed in accordance herewith, this Escrow Agreement shall terminate. 4. Liability. Escrow Agent will be obligated to perform only the duties that are expressly set forth herein. In case of conflicting demands upon Escrow Agent, it may (i) refuse to comply therewith as long as such disagreement continues and make no delivery or other disposition of any funds or property then held (and Escrow Agent shall not be or become liable in any way for such failure or refusal to comply with such conflicting or adverse claims or demands, except for its failure to exercise due care, willful breach and willful misconduct); and (ii) continue to so refrain and so refuse to act until all differences have been adjusted by agreement and, Escrow Agent has been notified thereof in writing signed jointly by Seller and Purchaser or (iii) to interplead the portion of Escrow Fund in dispute. 5. No Obligation to Take Legal Action. Escrow Agent shall not be under any obligation to take any legal action in connection with this Escrow Agreement or for its enforcement, or to appear in, prosecute, or defend any action or legal proceeding which, in its opinion, would or might involve it in any costs, expense, loss, or liability, unless and as often as required by it, it is furnished with satisfactory security and indemnity against all such costs, expenses, losses, or liabilities.
6. Status of Escrow Agent. Escrow Agent is to be considered and regarded as a depository only, and shall not be responsible or liable (except for its failure to exercise due care, willful breach or willful misconduct) for the sufficiency or correctness as to form, manner of execution, or validity of any instrument deposited pursuant to this Escrow Agreement, nor as to the identity, authority, or rights of any person executing the same. Escrow Agent's duties hereunder shall be limited to the safekeeping of the Quitclaim Deed and the safekeeping and investment of money, instruments, and securities received by it as Escrow Agent and for their disbursement in accordance with the written escrow instructions given it in accordance with this Escrow Agreement.
7. Written Instructions of Parties. Notwithstanding any contrary provision contained herein, Escrow Agent shall, at all times, have full right and authority and the duty and obligation to pay over and disburse the principal and interest of the Escrow Fund AND Quitclaim Deed in accordance with the joint written instructions signed by Seller and Purchaser. 8. Notices. Any required or permitted Notice or other communication under this Escrow Agreement ("Notice") shall be given as follows. All Notices, requests, demands and other communications hereunder shall be deemed to have been duly given if the same shall be in writing and shall be delivered personally or sent by federal express or other recognized national overnight courier service maintaining records of delivery, or sent by registered or certified mail, postage pre-paid, or sent by facsimile transmission (with a copy of the facsimile confirmation and the facsimile transmission also sent by U.S. Mail) and addressed as set forth below:

            If to Seller:                      If to Purchaser:

            AIMCO/RIVERCREST, L.P.             CSA INVESTMENTS III, LIMITED
            2000 South Colorado Boulevard      PARTNERSHIP
            Tower Two, Suite 2-1000            8012 Bee Cave Road, Suite 300
            Denver, Colorado  80222            Austin, Texas  78746
            Attn:  Mr. Harry Alcock            Attn:  Mr. Jesse McBay
            Facsimile No. (303) 692-0786       Facsimile No. (512) 329-8842

                  And                                With a copy to

            Argent Real Estate                 Law Offices of Steve Bowers
            1401 Brickell Avenue, Suite 520    3724 Jefferson, Suite 308
            Miami, Florida 33131               Austin, Texas  78731
            Facsimile No. (305) 371-6898       Attn:  Steve Bowers, Esq.
                                               Facsimile No. (512) 458-2153

                  With a copy to               If to Escrow Agent:

            Loeb & Loeb LLP                    Fidelity National Title
            1000 Wilshire Boulevard, Suite     Insurance
            1800                                Company
            Los Angeles, California 90017      700 Louisiana, Suite 2600
            Attn:  Andrew S. Clare, Esq. And   Houston, Texas  77002
                       Karen N. Higgins, Esq.  Attn:  Ms. Lolly Avant
            Facsimile No. (213) 688-3460       Facsimile No. (713) 228-9180

      Any party may change the address to which Notices are to be addressed by giving the other parties Notice in the manner herein set forth. All such Notices, requests, demands and other communications shall be deemed to have been delivered (i) as of the day of receipt, in the case of personal delivery, or
(ii) as of the day of receipt or attempted delivery date in the case of delivery by air courier, or (iii) as of the date of receipt or first attempted delivery, as evidenced by the return receipt card, in the case of mailing by certified or registered United States mail.
9. Fee. Escrow Agent shall receive a fee of $300.00 for its services hereunder, and be paid or reimbursed for all expenses, disbursements and advances, including reasonable attorneys' fees, incurred or paid in connection with carrying out its duties hereunder, the payment of all amounts to be shared equally by Purchaser and Seller equally, and not out of the Escrow Fund. Non-payment of such fee by Purchaser shall not entitle Escrow Agent to refuse or fail to act as required by this Escrow Agreement. 10. Titles and Section Headings. Titles of sections and subsections contained in this Escrow Agreement are inserted for convenience of reference only, and neither form a part of this Escrow Agreement or are to be used in its construction or interpretation.
11. Counterparts. This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
12. Non-Waiver. No waiver by either party of any breach of any term or condition of this Escrow Agreement shall operate as a waiver of any other breach of such term or condition or of any other term or condition. No failure to enforce such provision shall operate as a waiver of such provision or of any other provision hereof, or constitute or be deemed a waiver or release of any other party for anything arising out of, connected with, or based upon this Escrow Agreement.
13. Binding Effect. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns. The parties recognize and acknowledge that the powers and authority granted Escrow Agent herein are each irrevocable and coupled with an interest. Escrow Agent shall have no liability to Seller or Purchaser for any mistakes in judgment in the performance of any function hereunder, except for failure to exercise due care, willful breach and willful misconduct.
14. Nonlimitation of Liability. Nothing contained herein shall in any way limit the liabilities, obligations and remedies of Seller and Purchaser as set forth in the Purchase Contract.
15.   Governing  Law.  This  Escrow   Agreement   shall  be  governed  by  and
construed in accordance with the laws of the State of Arizona.
16.   Time of Essence.  Time is of the essence of this Escrow Agreement.
17. Entire Agreement; Modification. This Escrow Agreement supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

      In witness whereof each of the parties hereto has caused this Escrow Agreement to be executed under seal on its behalf by duly authorized persons, all as of the day and year first above written.


                                     Seller:

                                    AIMCO/RIVERCREST, L.P.,
                                    a Delaware limited partnership

                                    By:   AIMCO/Rivercrest, Inc.,
                                          a Delaware corporation
                                          Its General Partner


                                          By:
                                             Name:
                                             Title:


                                   Purchaser:


                                    CSA INVESTMENTS III, LIMITED PARTNERSHIP, a Texas limited partnership

                                    By:   CSA Management III, LLC,
                                          a Texas limited liability company,
                                          its sole general partner

                                          By:
___________________________________________  Name:  James H. Coleman, Jr.
___________________________________________  Title:  Manager

                                    Escrow Agent:

                                    FIDELITY NATIONAL TITLE INSURANCE COMPANY


                                       By:
                                       Name:
                                       Title:

                                TABLE OF CONTENTS

                                                                            Page



ARTICLE 1   DEFINED TERMS...................................................2

ARTICLE 2   PURCHASE AND SALE OF PROPERTY...................................5

ARTICLE 3   PURCHASE PRICE & DEPOSIT........................................5

ARTICLE 4   FINANCING.......................................................6

ARTICLE 5   FEASIBILITY PERIOD..............................................6

ARTICLE 6   TITLE...........................................................8

ARTICLE 7   CLOSING........................................................10

ARTICLE 8   REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AND
            PURCHASER......................................................14

ARTICLE 9   CONDITIONS PRECEDENT TO CLOSING................................18

ARTICLE 10  BROKERAGE......................................................20

ARTICLE 11  POSSESSION.....................................................20

ARTICLE 12  DEFAULTS AND REMEDIES..........................................20

ARTICLE 13  RISK OF LOSS OR CASUALTY.......................................21

ARTICLE 14  RATIFICATION...................................................21

ARTICLE 15  EMINENT DOMAIN.................................................21

ARTICLE 16  MISCELLANEOUS..................................................22

                                                                   Exhibit 10.10

                    AMENDMENT OF PURCHASE AND SALE CONTRACT

                        (Rivercrest Apartments, Arizona)


            THIS AMENDMENT OF PURCHASE AND SALE CONTRACT ("Amendment") is entered into as of the 18th day of October, 2000 (the "Effective Date") by and between AIMCO/RIVERCREST, L.P., a Delaware limited partnership, having a principal address at 2000 South Colorado Boulevard, Tower Two, Suite 2-1000, Denver, Colorado 80222 ("Seller") and CSA INVESTMENTS III, LIMITED PARTNERSHIP, a Texas limited partnership, having a principal address at 8012 Bee Cave Road, Suite 300, Austin, Texas, 78746 ("Purchaser").

                                    RECITALS

A.    Seller and Purchaser  entered into a Purchase and Sale Contract dated as of
September 19, 2000 (the "Contract"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to buy from Seller the Property (as defined in the Contract).


                        B. Seller and Purchaser have agreed to modify the terms of the Contract as set forth in this Amendment.


                        C. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.


                        NOW  THEREFORE,   in   consideration  of  Ten  Dollars
($10.00), lawful money of the United States of America, and other good and valuable consideration in hand paid, and intending to be legally bound, Seller and Purchaser agree as follows:

1.          AGREEMENTS
ARTICLE 17
1. Extension of Feasibility Period. The Feasibility Period is hereby amended from "[b]ut in no event later than forty-five (45) days after the Effective Date..." to "November 2, 2000...".

2. Effectiveness of Contract. Except as modified by this Amendment, all the terms of the Contract shall remain unchanged and in full force and effect.
ARTICLE 18
3. Counterparts. This Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.
ARTICLE 19
4. Telecopied Signatures. A counterpart of this Amendment signed by one party to this Amendment and telecopied to the other party to this Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this
Amendment,   and  (ii)  shall  be  conclusive  proof,   admissible  in  judicial
proceedings, of such party's execution of this Amendment.
ARTICLE 20
ARTICLE 21 IN WITNESS WHEREOF, Seller and Purchaser have entered into this Amendment as of the date first above stated.


                                    "Seller"

                                    AIMCO/RIVERCREST, L.P.,
                                    a Delaware limited partnership

                                    By:   AIMCO/Rivercrest, Inc.,
                                          a Delaware corporation
                                          Its General Partner


                                          By:
                                             Name:
                                             Title:


                                   "Purchaser"


                                    CSA INVESTMENTS III, LIMITED PARTNERSHIP, a Texas limited partnership

                                    By:   CSA Management III, LLC,
                                          a Texas limited liability company,
                                          its sole general partner

                                          By:
___________________________________________  Name:  James H. Coleman, Jr.
___________________________________________  Title:  Manager

                                                                   Exhibit 10.10

                       REINSTATEMENT AND SECOND AMENDMENT
                          OF PURCHASE AND SALE CONTRACT

                        (Rivercrest Apartments, Arizona)


            THIS REINSTATEMENT AND SECOND AMENDMENT OF PURCHASE AND SALE CONTRACT ("Amendment") is entered into as of the ____ day of November, 2000 (the "Effective Date") by and between AIMCO/RIVERCREST, L.P., a Delaware limited partnership, having a principal address at 2000 South Colorado Boulevard, Tower Two, Suite 2-1000, Denver, Colorado 80222 ("Seller") and CSA INVESTMENTS III, LIMITED PARTNERSHIP, a Texas limited partnership, having a principal address at 8012 Bee Cave Road, Suite 300, Austin, Texas, 78746 ("Purchaser").

                                    RECITALS

B.    Seller and Purchaser  entered into a Purchase and Sale Contract dated as of
September 19, 2000, as amended by that certain Amendment of Purchase and Sale Contract dated as of October 18, 2000 (collectively, the "Contract"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to buy from Seller the Property (as defined in the Contract). 2. Pursuant to a letter dated as of November 3, 2000 from James H. Coleman, Jr. on behalf of Purchaser to Seller, Purchaser terminated the Contract. Seller and Purchaser desire to reinstate and modify the Contract pursuant to the terms set forth below.


                        C. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.


                        NOW  THEREFORE,   in   consideration  of  Ten  Dollars
($10.00), lawful money of the United States of America, and other good and valuable consideration in hand paid, and intending to be legally bound, Seller and Purchaser agree as follows:

1.          AGREEMENTS
ARTICLE 22
5. Reinstatement. The Contract is hereby reinstated as if such Contract had never been terminated and shall remain in full force and effect and binding on the parties hereto, subject to the terms and conditions thereof and hereof.

6. Property Repairs. Seller hereby acknowledges that Purchaser has provided Seller with a certain schedule of deferred maintenance items dated as of November 2, 2000 (the "Repair List") listing proposed repair items and their estimated cost. Purchaser hereby agrees that in consideration of Purchaser's agreement under this Amendment to perform post-Closing any and all repairs, including, but not limited to those enumerated on the Repair List (the "Repair Work"), Seller shall grant Purchaser a credit of $144,000.00 to be reflected on the closing statement as a credit in favor of Purchaser and a debit against Seller. After Closing, the procurement, initiation and completion of any Repair Work and any other repairs necessary on the Property shall be the sole and absolute responsibility of Purchaser, and Seller shall have no responsibility or liability with respect thereto.

7. Waiver of Contingencies. Purchaser hereby acknowledges and agrees that the Feasibility Period (as defined in the Contract) has expired, and that all contingencies relating to the Feasibility Period have been satisfied or waived by Purchaser as of the Effective Date of this Amendment. Notwithstanding the foregoing, Purchaser hereby reserves its rights with respect to that certain title Objection Notice dated as of November 2, 2000, and Purchaser and Seller hereby agree that Seller shall have until 5:00 p.m. Pacific Standard Time on Tuesday, November 28, 2000, to provide Buyer with its written Response Notice to said title Objection Notice.

8. Effectiveness of Contract. Except as modified by this Amendment, all the terms of the Contract shall remain unchanged and in full force and effect.
ARTICLE 23
9. Counterparts. This Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.
ARTICLE 24
10. Telecopied Signatures. A counterpart of this Amendment signed by one party to this Amendment and telecopied to the other party to this Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this
Amendment,   and  (ii)  shall  be  conclusive  proof,   admissible  in  judicial
proceedings, of such party's execution of this Amendment.
ARTICLE 25

                [ Remainder of Page Intentionally Left Blank ] ARTICLE 26 IN WITNESS WHEREOF, Seller and Purchaser have entered into this Reinstatement and Second Amendment as of the date first above stated.


                                    "Seller"

                                    AIMCO/RIVERCREST, L.P.,
                                    a Delaware limited partnership

                                    By:   AIMCO/Rivercrest, Inc.,
                                          a Delaware corporation
                                          Its General Partner


                                          By:
                                             Name:
                                             Title:


                                   "Purchaser"


                                    CSA INVESTMENTS III, LIMITED PARTNERSHIP, a Texas limited partnership

                                    By:   CSA Management III, LLC,
                                          a Texas limited liability company,
                                          its sole general partner

                                          By:
___________________________________________  Name:  James H. Coleman, Jr.
___________________________________________  Title:  Manager

                                                                   Exhibit 10.10



                     ASSIGNMENT AND ASSUMPTION OF AGREEMENT
                              OF PURCHASE AND SALE



      THIS ASSIGNMENT AND ASSUMPTION (this "Assignment") is dated January 19, 2001, by and between FLANAGANFOWLER PARTNERS, LLC, a California limited liability company ("Assignor") and F&F/WC RIVERCREST ASSOCIATES, LLC, a Delaware limited liability company ("Assignee") with reference to the following:

      WHEREAS, Assignor entered into an Agreement of Purchase and Sale for the Rivercrest Apartments located at 7928 La Riviera Drive, Sacramento, California ("Subject Property") on or about October 18, 2000, as further amended from time to time, with VMS Apartment Portfolio Associates III, a California limited partnership ("Purchaser") (as amended, the "Purchase Agreement").

      WHEREAS, Assignor desires to assign all of its right, title, interest and obligations in the Purchaser Agreement to the Assignee.

      WHEREAS, Assignee is willing to accept said assignment of the Purchase Agreement, and to replace the Deposit previously delivered by Assignor under the Purchase Agreement:

     NOW THEREFORE, the parties hereto agree as follows: ARTICLE 27__ Assignee agrees to deliver to the Escrow Holder (as such term is defined in the Purchase Agreement) the sum of Three Hundred Sixty Thousand Dollars ($360,000), in payment of the Deposit and Additional Deposit currently held by Escrow Holder under the Purchase Agreement, as soon as reasonably practicable. Upon receipt of Assignee's funds, Escrow Holder shall deliver to Assignor the funds currently held by Escrow Holder as the Deposit and Additional Deposit under the Purchase Agreement, together with accrued interest thereon. By execution of this Assignment, Assignor directs and instructs Escrow Holder to deliver Three Hundred and Sixty Thousand Dollars ($360,000) to Assignor as instructed herein upon receipt of Assignee's funds.

     ARTICLE 28__ Effective upon receipt of its funds previously delivered to Escrow Holder as the Deposit, Assignor assigns to Assignee all of its right, title, interest and obligations under the Purchase Agreement.

     ARTICLE 29__ Effective upon Assignor's assignment purchase to Paragraph 2, Assignee accepts said assignment and expressly assumes the Assignor's rights and obligations pursuant to the Agreement of Purchase and Sale and all amendments thereto, including, but not limited to, Assignor's liability with respect to the representations, warranties, indemnities and covenants contained therein.

     3.____Assignee shall indemnify, defend and hold Assignor harmless from and against any and all liabilities, losses, claims, damages, costs or expenses, including, without limitation, reasonable attorneys' fees and costs, arising out of Assignor's obligations under the Purchase Agreement. ARTICLE 30__ Assignor represents and warrants to Assignee that, as of the effective date of this Assignment, (i) Assignor has not previously assigned or encumbered its rights under the Purchase Agreement, (ii) Assignor has not cancelled or terminated the Purchase Agreement, (iii) no notice of default has been received from the seller under the Purchase Agreement, and (iv) to Assignor's knowledge, Assignor is not in default under the Purchase Agreement.

     ARTICLE 31__This Assignment consists of two pages and may be signed in one or more counterparts and all such counterparts shall be treated as one agreement. Facsimile copies of signature pages of this Assignment shall be deemed originals for purposes of the creation of a fully executed delivered and enforceable counterpart contract.

                                   "ASSIGNOR"

                                    Flanaganfowler Partners, LLC
                                    a California limited liability company


                                    By:  ___________________________
                                        Darta T. Flanagan Manager-Member

                                   "ASSIGNEE"

                                    F&F/WC  RIVERCREST   ASSOCIATES,   LLC,  a
                                    Delaware limited liability company
                                    By its Sole Member:
                                    WC Remington L.P.
                                    a Delaware limited partnership
                                    By its General Partner

                                          WC Investors Limited Partnership.
                                          a New Jersey limited partnership

                                          By its General Partners

                                          WESINVEST, Inc.
                                          a Delaware corporation

                                          By: ___________________________
                                          Name:_________________________
                                          Title: __________________________

                                          WC Management, LLC
                                          a  New  Jersey   limited   liability
                                          company

                                          By: ___________________________
                                          Name:_________________________
                                          Title: __________________________

                                                                   Exhibit 10.10



                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT ("Escrow Agreement") made this _____day of October, 2000 by and among VMS APARTMENT PORTFOLIO ASSOCIATES III, a California general partnership ("Seller"), and FLANAGANFOWLER PARTNERS, LLC, a California limited liability company ("Purchaser"); and FIDELITY NATIONAL TITLE INSURANCE COMPANY ("Escrow Agent");

                                   WITNESSETH:

      Whereas Purchaser and Seller are parties to a certain Purchase and Sale Contract (the "Purchase Contract") made and dated as of the _____day of October, 2000; and

      Whereas, the Purchase Contract requires that Purchaser provide a deposit in the amount of One Hundred Thousand and No/100 Dollars ($100,000.00) in cash (the "Deposit"), to be held pursuant to an escrow agreement approved by Purchaser and Seller; and

      Whereas, the Purchase Contract requires that, on or before 5:00 p.m. Pacific Standard Time on the date of expiration of the Feasibility Period, Purchaser shall provide an additional deposit in the sum of Two Hundred Sixty Thousand and no/100 Dollars ($260,000.00), in cash (such sum being hereinafter referred to as the "Additional Deposit"), to be held by Escrow Agent; and

      Whereas, if Purchaser shall exercise Purchaser's Closing Extension Option (as defined in the Purchase Contract) to the extend the Closing Date (as defined in the Purchase Contract), Purchaser shall deliver to Escrow Agent a deposit in the sum of Twenty Five Thousand and No/100 Dollars ($25,000.00), in cash (such sum being hereinafter referred to and held as the "Closing Extension Option Deposit"), to be held by Escrow Agent and applied to the Purchase Price.

      Now, therefore, the parties agree to the following:
18. Establishment of Escrow. Escrow Agent hereby acknowledges receipt of One Hundred Thousand and No/100 Dollars ($100,000.00) in cash (constituting the Deposit), to be deposited, held, invested, and disbursed for the benefit of Seller and Purchaser and their respective successors and assigns, as provided herein and as provided in the Purchase Contract. Escrow 19. Investment of Escrow Fund. All funds received by Escrow Agent, including the Deposit, the Additional Deposit and the Closing Extension Option Deposit, to the extent paid (collectively, the "Escrow Fund"), shall be held in insured accounts and invested in such short-term, high-grade securities, money market funds or accounts, interest -bearing bank accounts, bank certificates of deposit or bank repurchase agreements as Escrow Agent, in its discretion, deems suitable (provided that Escrow Agent shall invest the Escrow Fund as jointly directed by Seller and Purchaser should Seller and Purchaser each in their respective sole discretion determine to issue such joint investment instructions to the Escrow Agent) and all interest and income thereon shall become part of the Escrow Fund and shall be remitted to the party entitled to the Escrow Fund, as set forth below. 20. Application of Escrow Fund. Escrow Agent shall hold the Escrow Fund as provided above and (a) if the sale of the Property is closed by the date fixed therefor (or any extension date provided for by mutual written consent of the parties hereto, given or withheld in their respective sole discretion), Escrow Agent shall deliver the Escrow Fund to Seller in immediately available funds by wire transfer in accordance with the instructions of Seller on the Closing Date as set forth in the Purchase Contract, (b) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of satisfaction of a condition precedent to Purchaser's obligations, the Escrow Agent shall return and refund the Escrow Fund to Purchaser, (c) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Seller, Purchaser shall give Notice to the Escrow Agent and Seller and in such Notice shall state whether it elects as its remedy return of the Escrow Fund or specific performance of the Purchase Contract; if Purchaser elects return of the Escrow Fund, Escrow Agent shall return and refund the Escrow Fund to Purchaser,
(d) if the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser, Escrow Agent shall forthwith deliver to Seller the Escrow Fund in immediately available funds by wire transfer in accordance with the instructions of Seller, and (e) if Purchaser shall have canceled the Purchase Contract on or before the expiration of the Feasibility Period or Financing Contingency Period (as defined in the Purchase Contract), the Escrow Agent shall return and refund the Escrow Fund to Purchaser.

      If on or prior to the termination of the Escrow Agreement, a party claims to be entitled to payment of the Escrow Fund under the provisions referred to, such party shall give Notice to the Escrow Agent and the other party of the claim in writing, describing in such Notice the nature of the claim, and the provisions of the Purchase Contract on which the claim is based. Unless the other party sends the Escrow Agent a written objection to the claim, with a copy concurrently to the claiming party, within ten (10) days after delivery of the Notice of claim, the claim shall be conclusively presumed to have been approved. In such case, or in the event of mutual written consent of the parties hereto, given or withheld in their respective sole discretion, Escrow Agent shall, within two (2) business days thereafter, pay the claim as demanded. Notwithstanding the foregoing, Escrow Agent shall deliver the Escrow Fund to Seller forthwith upon Closing in accordance with the terms of subpart (a) of the immediately preceding paragraph.

      When all monies held by Escrow Agent have been finally distributed in accordance herewith, this Escrow Agreement shall terminate. 21. Liability. Escrow Agent will be obligated to perform only the duties that are expressly set forth herein. In case of conflicting demands upon Escrow Agent, it may (i) refuse to comply therewith as long as such disagreement continues and make no delivery or other disposition of any funds or property then held (and Escrow Agent shall not be or become liable in any way for such failure or refusal to comply with such conflicting or adverse claims or demands, except for its failure to exercise due care, willful breach and willful misconduct); and (ii) continue to so refrain and so refuse to act until all differences have been adjusted by agreement and, Escrow Agent has been notified thereof in writing signed jointly by Seller and Purchaser or (iii) to interplead the portion of Escrow Fund in dispute. 22. No Obligation to Take Legal Action. Escrow Agent shall not be under any obligation to take any legal action in connection with this Escrow Agreement or for its enforcement, or to appear in, prosecute, or defend any action or legal proceeding which, in its opinion, would or might involve it in any costs, expense, loss, or liability, unless and as often as required by it, it is furnished with satisfactory security and indemnity against all such costs, expenses, losses, or liabilities.
23. Status of Escrow Agent. Escrow Agent is to be considered and regarded as a depository only, and shall not be responsible or liable (except for its failure to exercise due care, willful breach or willful misconduct) for the sufficiency or correctness as to form, manner of execution, or validity of any instrument deposited pursuant to this Escrow Agreement, nor as to the identity, authority, or rights of any person executing the same. Escrow Agent's duties hereunder shall be limited to the safekeeping of the investment of money, instruments, and securities received by it as Escrow Agent and for their disbursement in accordance with the written escrow instructions given it in accordance with this Escrow Agreement. 24. Written Instructions of Parties. Notwithstanding any contrary provision contained herein, Escrow Agent shall, at all times, have full right and authority and the duty and obligation to pay over and disburse the principal and interest of the Escrow Fund in accordance with the joint written instructions signed by Seller and Purchaser.
25. Notices. Any required or permitted Notice or other communication under this Escrow Agreement ("Notice") shall be given as follows. All Notices, requests, demands and other communications hereunder shall be deemed to have been duly given if the same shall be in writing and shall be delivered personally or sent by federal express or other recognized national overnight courier service maintaining records of delivery, or sent by registered or certified mail, postage pre-paid, or sent by facsimile transmission (with a copy of the facsimile confirmation and the facsimile transmission also sent by U.S. Mail) and addressed as set forth below:

            If to Seller:                      If to Purchaser:

            NATIONAL RESIDENTIAL PORTFOLIO     FLANAGANFOWLER PARTNERS, LLC
            2000 South Colorado Boulevard      c/o Fowler and Flanagan
            Tower Two, Suite 2-1000            #80 Sir Francis Drake Boulevard
            Denver, Colorado  80222            Suite 3B
            Attn:  Mr. Harry Alcock            Larkspur, California  94939
            Facsimile No. (303) 692-0786       Attn:  Mr. Brian Hecktman
                                               Facsimile No. (415) 925-3440

                  And                                With a copy to

            AIMCO                              FOWLER AND FLANAGAN
            2000 South Colorado Boulevard      #80 Sir Francis Drake Boulevard
            Tower Two, Suite 2-1000            Suite 3B
            Denver, Colorado  80222            Larkspur, California  94939
            Attn:  Mr. Pat Stucker and         Attn:  Nancy Mauriello, Esq.
                      Mr. Mark Reoch           Facsimile No. (415) 925-3440
            Facsimile No. (303) 692-0786

                  With a copy to
                                                     And to:
            Loeb & Loeb LLP
            1000 Wilshire Boulevard, Suite     Ellman Burke Hoffman & Johnson
            1800                               One Ecker, Suite 200
            Los Angeles, California 90017      San    Francisco,    California
            Attn:  Andrew S. Clare, Esq. and   94105
                       Karen N. Higgins, Esq.  Attn:  Jodi B. Fedor, Esq.
            Facsimile No. (213) 688-3460       Facsimile No. (415) 495-7587

            If to Escrow Agent:

            Fidelity  National Title Insurance
            Company
            700 Louisiana, Suite 2600
            Houston, Texas  77002
            Attn:  Ms. Lolly Avant

            Facsimile No. (713) 228-9180

      Any party may change the address to which Notices are to be addressed by giving the other parties Notice in the manner herein set forth. All such Notices, requests, demands and other communications shall be deemed to have been delivered (i) as of the day of receipt, in the case of personal delivery, or
(ii) as of the day of receipt or attempted delivery date in the case of delivery by air courier, or (iii) as of the date of receipt or first attempted delivery, as evidenced by the return receipt card, in the case of mailing by certified or registered United States mail.
26. Fee. Escrow Agent shall receive a fee of $300.00 for its services hereunder, and be paid or reimbursed for all expenses, disbursements and advances, including reasonable attorneys' fees, incurred or paid in connection with carrying out its duties hereunder, the payment of all amounts to be shared equally by Purchaser and Seller equally, and not out of the Escrow Fund. Non-payment of such fee by Purchaser shall not entitle Escrow Agent to refuse or fail to act as required by this Escrow Agreement. 27. Titles and Section Headings. Titles of sections and subsections contained in this Escrow Agreement are inserted for convenience of reference only, and neither form a part of this Escrow Agreement or are to be used in its construction or interpretation.
28. Counterparts. This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
29. Non-Waiver. No waiver by either party of any breach of any term or condition of this Escrow Agreement shall operate as a waiver of any other breach of such term or condition or of any other term or condition. No failure to enforce such provision shall operate as a waiver of such provision or of any other provision hereof, or constitute or be deemed a waiver or release of any other party for anything arising out of, connected with, or based upon this Escrow Agreement.
30. Binding Effect. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns. The parties recognize and acknowledge that the powers and authority granted Escrow Agent herein are each irrevocable and coupled with an interest. Escrow Agent shall have no liability to Seller or Purchaser for any mistakes in judgment in the performance of any function hereunder, except for failure to exercise due care, willful breach and willful misconduct.
31. Nonlimitation of Liability. Nothing contained herein shall in any way limit the liabilities, obligations and remedies of Seller and Purchaser as set forth in the Purchase Contract.
32.   Governing  Law.  This  Escrow   Agreement   shall  be  governed  by  and
construed in accordance with the laws of the State of California.
33.   Time of Essence.  Time is of the essence of this Escrow Agreement.
34. Entire Agreement; Modification. This Escrow Agreement supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

                [ Remainder of Page Intentionally Left Blank ]

      In witness whereof each of the parties hereto has caused this Escrow Agreement to be executed under seal on its behalf by duly authorized persons, all as of the day and year first above written.


                                     Seller:


                                    VMS APARTMENT PORTFOLIO ASSOCIATES III,
                                    a California general partnership

                                    By:   GP SERVICES XIX, INC., a South
                                          Carolina corporation, its general
                                          partner

                                          By:
                                             Name:
                                             Title:


                                   Purchaser:


                                    FLANAGANFOWLER PARTNERS, LLC, a
                                    California limited liability company

                                       By:
                                       Name:
                                       Title:


                                    Escrow Agent:

                                    FIDELITY NATIONAL TITLE INSURANCE COMPANY


                                       By:
                                       Name:
                                       Title: